As filed with the  Securities  and  Exchange  Commission  on July 30,  1999.
                                       Securities Act File No. 33-57724
                                       Investment Company Act File No. 811-7458



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X


Pre-Effective Amendment No.  __                                        __
Post-Effective Amendment No. 11                                         X

                                                     and

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         X
         Amendment No. 14                                              X


                            Tweedy, Browne Fund Inc.
               (Exact name of Registrant as Specified in Charter)

                    52 Vanderbilt Avenue, New York, NY 10017
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 916-0600


Name and Address of Agent for Service:    Copies to:
M. Gervase Rosenberger, Esq.              Richard T. Prins, Esq.
Tweedy, Browne Company L.P.               Skadden, Arps, Slate, Meagher & Flom
52 Vanderbilt Avenue                      919 Third Avenue
New York, NY  10017                       New York, NY  10022



             It is proposed that this filing will become effective:

                  immediately upon filing pursuant to paragraph (b), or
           X      on July 30, 1999 pursuant to paragraph (b)
                  60 days after filing pursuant to paragraph (a)(1), or on _____________ pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on _____________ pursuant to paragraph (a)(2) of Rule 485

                                   PROSPECTUS

                                  July 30, 1999

                            TWEEDY, BROWNE FUND INC.



                               [Picture of Globe]


                        TWEEDY, BROWNE GLOBAL VALUE FUND

                       TWEEDY, BROWNE AMERICAN VALUE FUND

                              52 Vanderbilt Avenue
                               New York, NY 10017
                                 1-800-432-4789

                            Web site: www.tweedy.com





         Both the Global Value Fund and American Value Fund seek long-term capital growth by investing in equity securities.

         Tweedy, Browne Company LLC manages both Funds using a value investing style derived directly from work of the late Benjamin Graham.















The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                          Page
Risk/Return Summary...................................................      1
         Investment Objective.........................................      1
         Principal Investment Strategies..............................      1
         Principal Risks of Investment................................      2
         Smaller Companies............................................      2
         Foreign Securities...........................................      2
         Performance..................................................      3
         Fees and Expenses............................................      4

The Funds' Investments................................................      5
         Investment Goals and Strategies..............................      5
         Reducing Currency Risk Through Currency Hedging..............      5
         Pursuit of Long-Term Capital Growth..........................      6

Management of the Funds...............................................      6

Pricing of Fund Shares................................................      8

Transaction Information...............................................      8
         Purchases....................................................      8
         Redemptions and Exchanges....................................     10
         Transaction Policies.........................................     11

Distributions and Taxes...............................................     12

Financial Highlights..................................................     13

For More Information..................................................     15

RISK/RETURN SUMMARY

         Investment Objective.  Each Fund seeks long-term capital growth.

     Principal Investment Strategies. The Global Value Fund invests primarily in foreign securities but may invest in U.S. securities to a limited extent. The American Value Fund invests primarily in securities of U.S. companies and may invest in foreign securities to a limited extent.

         The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and, in the case of the Global Value Fund, a variety of countries.

         Value investing seeks to uncover stocks whose current market prices are at significant discounts to the Adviser's estimate of their true or intrinsic value.

         The Funds' investment style derives from the work of the late Benjamin Graham. Most investments in the Funds' portfolios have one or more of the following investment characteristics:

                 low stock price in relation to book value low price-to-earnings ratio low price-to-cash-flow ratio above average dividend yield low price-to-sales ratio as compared to other companies in the same industry low corporate leverage low share price purchases of a company's own stock by the company's officers and directors company share repurchases a stock price that has declined significantly from its previous high price and/or small market capitalization.

         Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above average investment rates of return over long measurement periods. The Funds seek to also hedge back to the U.S. dollar.

The Global Value Fund invests primarily in undervalued equity securities of foreign stock markets, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments in the Fund are focused for the most part in developed countries with only minor exposure to emerging markets. The Fund is diversified by issue, industry and country, and maintains investments in a minimum of five countries. Where practicable, the Global Value Fund seeks to reduce currency risk by hedging its foreign currency exposure back into the U.S. dollar. The Global Value Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. This Fund is not appropriate for investors seeking primarily income.

     The American Value Fund invests at least 80% of its assets in undervalued equity securities of the U.S. stock market, but also invests on a more limited basis in foreign equity securities when opportunities appear attractive. The Fund is diversified by issue and industry, and seeks to reduce currency risk on its foreign investments by hedging its foreign currency exposure back into the U.S. dollar. The American Value Fund is designed for long-term value investors who wish to focus their investment exposure on the U.S. stock market. The Fund is not appropriate for investors seeking primarily income.

         Principal Risks of Investment. The Funds invest primarily in common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, a Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

         You could lose money on your investment in a Fund or a Fund could underperform other investments.

         Smaller Companies. Both Funds invest to a significant extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

     Foreign Securities. While both Funds may invest in foreign securities, the Global Value Fund will do so to a far greater extent. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

               changes in currency exchange rates, which can lower performance in U.S. dollar terms exchange rate controls (which may include an
               inability  to  transfer  currency  from a  given  country)
               costs incurred  in  conversions   between   currencies
               less  publicly available  information
               different  accounting  standards
               greater market volatility
               delayed  settlements
               difficulty in enforcing obligations in foreign countries less securities regulation unrecoverable withholding and transfer taxes war seizure political and social instability

         The Funds' practice of hedging currency risk in foreign securities tends to make a Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated.

Performance. The following graphs and tables illustrate how the Funds' returns vary over time and how they compare to relevant market benchmarks. The Adviser has chosen the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, on both a hedged and unhedged basis, as the relevant market benchmark for the Global Value Fund and the Standard & Poor's 500 Stock Index ("S&P 500"), as well as the Standard Poor's 400 Mid-Cap Index ("S&P 400") and the Russell 2000 Index (Russell 2000"), as the relevant market benchmarks for the American Value Fund. The MSCI EAFE Index is a widely recognized, unmanaged index of common stocks traded in the leading foreign markets. The S&P 500 is a widely recognized, unmanaged index of common stocks traded in the U.S. The S&P 400 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends, generally considered representative of the mid-range sector of the U.S. stock market. Russell 2000 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends, comprised of the smallest 2000 companies in the Russell 3000 Index, generally considered representative of U.S. small capitalization stocks. The past performance of a Fund does not necessarily indicate how the Fund will perform in the future.


Yearly Total Return*


                               Global Value Fund

    1994              1995             1996              1997             1998
    4.36%             10.70%           20.23%            22.96%          10.99%




                               American Value Fund

     1994              1995             1996              1997             1998
    -0.56%            36.21%           22.45%            38.87%           9.59%


      Global Value Fund           American Value Fund


*The 1999 year-to-date returns for the Global Value Fund and the American Value Fund through June 30, 1999 were 23.37% and 10.60%, respectively.

                           Global Value Fund              American Value Fund

Best quarterly return     16.24% (4th quarter 1998)    15.66% (2nd quarter 1997)
Worst quarterly return   -17.85% (3rd quarter 1998)   -14.61% (3rd quarter 1998)

                          Average Annual Total Return*
                       For periods ended December 31, 1998


Since
                                                                 One Year
Five Year        Inception
         Global Value Fund (inception 6/15/93)                    10.99%
13.65%          15.16%
         MSCI EAFE Index (in U.S. Dollars)                        20.00%
9.19%           9.30%
         MSCI EAFE Index (Hedged)                                 13.71%
10.26%           11.08%


Since
                                                                 One Year
Five Year        Inception
         American Value Fund (inception 12/8/93)                   9.59%
20.34%          19.92%
         S&P 500 Index                                            28.60%
24.05%          22.38%
         S&P 400 Mid-Cap Index                                    19.11%
18.84%          18.39%
         Russell 2000 Index                                       (2.55)%
11.87%          12.86%

*For the six month period ended June 30, 1999 (not annualized):

         Global Value Fund                                       23.37%
         MSCI EAFE Index (in U.S. Dollars)                       3.97%
         MSCI EAFE Index (Hedged)                                14.43%

         American Value Fund                                     10.60%
         S&P 500 Index                                           12.38%
         S&P 400 Mid-Cap Index                                   6.88%
         Russell 2000 Index                                      9.28%

     Fees and Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                 Global Value
American Value Fund
                                                                     Fund
                                                              ------------------
-    ----------------------
Shareholder Fees
(fees paid directly from your investment)
          Maximum sales charge (load) imposed on                     None
None
         purchases (as a percentage of offering price)
          Maximum deferred sales charge (load) (as a                 None
None
         percentage of offering price)
          Redemption fee (as a percentage of amount                  None
None
         redeemed)

Annual Fund Operating Expenses (for year ended 3/31/99)
(expenses deducted from Fund assets)
         Management fees                                             1.25%
1.25%*
         Distribution (12b-1) and/or service fees                     None
None
         Other expenses                                              0.16%
0.15%
         Total annual fund operating expenses                        1.41%
1.40%*

* The Adviser waived part of its fees related to American Value Fund during the most recent fiscal year. As a result, the actual management fee incurred by the American Value Fund was 1.24% and actual total annual fund operating expenses incurred were 1.39%.

     Example. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

               You invest $10,000 in each Fund for the time periods indicated; Your investment earns a 5% return each year; and The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  Global Value                 American Value
                                      Fund                          Fund
 One Year                            $ 144                         $  142
 Three Years                         $ 446                         $  440
 Five Years                          $ 771                         $  761
 Ten Years                          $1,691                        $1,669


THE FUNDS' INVESTMENTS

         Investment Goals and Strategies. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for either Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at significant discounts to the Adviser's estimate of their true or intrinsic value. The Adviser purchases stock at significant discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or earning power that is substantially greater than the cost of the investment.

         Reducing Currency Risk Through Currency Hedging. Both the Global Value Fund's and the American Value Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Adviser believes the use of these instruments will benefit the Funds. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. While a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of a British stock, is not hedged back to the U.S. dollar. Currency fluctuations are often more extreme than stock market fluctuations. In the more than thirty-eight years in which the Managing Directors of Tweedy, Browne have been investing, the S&P 500 has declined on an annual basis more than 20% only once, in 1974. By contrast, both the dollar/pound and the dollar/deutsche mark relationships have moved more than 20% on numerous occasions. In the last twenty years, there was a four to five year period, during 1979-1984, when the U.S. dollar value of
British, French, German and Dutch currencies declined by 45% to 58%. Accordingly, the strength or weakness of the U.S. dollar against these foreign currencies may account for part of the Funds' investment performance although both the Global Value Fund and the American Value Fund intend to minimize currency risk through hedging activities. Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

         Pursuit of Long-Term Capital Growth. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund will focus on those developed markets around the world where Tweedy, Browne believes value is more abundant. Investments in the American Value Fund will focus on those issues in the U.S. market that Tweedy, Browne believes will provide greater value. With both Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of the two portfolios may be invested in smaller (generally under $1 billion) and medium (up to $5 billion) capitalization companies. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies.

         Under normal circumstances, both Funds will stay fully invested in stocks, including common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), and depository receipts for securities. The Funds may also invest in debt securities although for each Fund income is an incidental consideration. Although the Global Value Fund will invest primarily in foreign securities, for temporary defensive purposes, the Fund may invest solely in U.S. securities. During this period the Fund may not achieve its investment objective.


MANAGEMENT OF THE FUNDS

         The Funds' investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co. founded in 1920. Tweedy, Browne has managed assets since 1968 and currently manages approximately $7.66 billion in client funds, including approximately $3.75 billion in accounts that are considered foreign or global. Tweedy, Browne is located at 52 Vanderbilt Avenue, New York, NY 10017. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. domestic equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne began investing outside the United States in 1983 utilizing the same principles of value investing it has applied to U.S. securities for thirty-eight years.

         The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.

         The current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $405.4 million in portfolios combined with or similar to client portfolios, including approximately $45.3 million in the Global Value Fund and $34.7 million in the American Value Fund.

         Tweedy, Browne manages the daily investment and business affairs for the Funds, subject to oversight by the Board of Directors. For the fiscal year ended March 31, 1999, Tweedy, Browne received investment advisory fees from the Global Value Fund of 1.25%, and from the American Value Fund of 1.24%, of average daily net assets.

         Tweedy, Browne's Management Committee, which consists of Christopher Browne, William Browne and John Spears, manages the day-to-day operations of Tweedy, Browne and makes all investment management decisions. These individuals have been working together at Tweedy, Browne for more than twenty years.

         The following is a brief biography of each of the Managing Directors of Tweedy, Browne including positions held by each for the past five years:

     Christopher H. Browne has been with the Adviser since 1969 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and a general partner of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is on the Board of Directors of Tweedy, Browne Fund Inc. Mr. Browne is a Trustee of the University of Pennsylvania and sits on the Executive Committee of its Investment Board. He is also a Trustee and a member of The Council of The Rockefeller University. He also serves as a Director of the American Atlantic Corporation. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Adviser since 1978 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is an officer of Tweedy, Browne Fund Inc. He also serves as a Director of Fairchild Aerospace Corp. and Dornier Luftfahrt GmbH. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Adviser in 1974 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and a general partner of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Spears is an officer of Tweedy, Browne Fund Inc. Previously, he had been in the investment business for five years with Berger, Kent Associates; Davic Associates; and Hornblower & Weeks-Hemphill Noyes & Co. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania -- The Wharton School.

Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC. Previously he had worked in mergers and acquisitions at Bear, Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a Masters in International Affairs from Columbia University.

     Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991 and is a Managing Director of Tweedy, Browne Company LLC. Prior to joining the Investment Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.


PRICING OF FUND SHARES

         Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent is considered to have received the transaction request. The Funds value their assets based on market value except that assets that are not readily marketable are valued at fair value under procedures adopted by the Board of Directors. Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. The Funds' Administrator determines net asset value per share as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Global Value Fund trade on foreign exchanges that trade on weekends or other days when the Global Value Fund does not price its shares, the net asset value of that Fund may change on days when you are unable to purchase or redeem shares.


TRANSACTION INFORMATION

Dislike forms and instruction manuals? Call 1-800-432-4789 and press 2, we'll make it easier to invest in the Funds.

Purchases
         You can purchase shares of either Fund without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services at 1-800-432-4789, Press 2 between 9:00 a.m. and 5:00 p.m. eastern time, Monday through Friday.

      Opening an Account            Minimum Investment:  $2,500; IRAs, $500
Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed application.

     By Mail.  Send your  completed,  signed account  application  and check to:
Tweedy, Browne Fund Inc., P.O. Box 61290, King of Prussia, Pennsylvania 19406-0889.

     By Wire. First, call shareholder services at 1-800-432-4798, Press 2 to get information you need to establish an account and to submit a completed, signed application. Then contact your bank to arrange wire transfer to the Funds' transfer agent. Your bank will need to know:

               the name and account number from which you will wire money the amount you wish to wire the name(s) of the account holder(s) exactly as appearing on your application
               ABA wire  instructions, as follows:

         ------------------------------------- ------------------------------
               Global Value Fund                       American Value Fund
           Boston Safe Deposit & Trust Co.       Boston Safe Deposit & Trust Co.
           Boston, MA                            Boston, MA
           Account of Tweedy, Browne             Account of Tweedy, Browne
              Global Value Fund                     American Value Fund
           Account #138-517                      Account #138-517
           ABA #011001234                        ABA #011001234

          -------------------------------------- ------------------------------
         --------------------------------------- ------------------------------
           For further credit to [name(s) of     For further credit to [name(s)
           the account holder(s) and account     of the account holder(s) and
           number given to you by shareholder    account number given to you by
           services]                              by shareholderservices]
           --------------------------------------------------- ----------------

      Purchasing Additional Shares          Minimum Investment:  $250
Make checks payable to the Fund you are purchasing.

     By Mail. Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., P.O. Box 61290, King of Prussia, Pennsylvania 19406-0889.

         By Wire. Follow the wire procedures listed above under "Opening an Account - By Wire."

         By Telephone. Call shareholder services at 1-800-432-4789, Press 2 before the close of the NYSE to purchase at the share price on that day. Your investment is limited to four times the value of your account at the time of the order. Payment for your order (by check or wire) must include the order number given to you when the order was placed. If payment is not received within three business days, the order will be cancelled and you will be responsible for any loss resulting from this cancellation.

         By Automated Clearing House ("ACH"). Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 1-800-432-4789, Press 2. To establish ACH, please see "Transaction Policies - ACH" below.

Redemptions and Exchanges

         You can redeem or exchange shares of either Fund without fees or sales charges of any kind. You can exchange shares from one Fund to the other after five days.

         By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your application, or see "Transaction Policies - by Telephone" below. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see "Transaction Policies" below.

     By Mail. Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., P.O. Box 61290, King of Prussia, Pennsylvania 19406-0889. Your instructions must be signed exactly as the account is registered and must include:
                your name
                the Fund and account number from which you are redeeming or exchanging the number of shares or dollar value to be redeemed or exchanged the Fund you are exchanging into

         If you wish to redeem or exchange $25,000 or more or you request that redemption proceeds be paid to or mailed to other than the account holder(s) of record, you must have your signature guaranteed. You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. A notary public cannot provide a signature guarantee. If market conditions exist that make cash payments undesirable, either Fund may honor any request to redeem more than $250,000 within a three-month period by making payment entirely or partially in securities. This is known as a redemption-in-kind. The securities given in payment are selected by the Fund and are valued the same way as for calculating the Funds' net asset value. If payment is made in securities, you would incur trading costs in converting the securities to cash.

Transaction Policies

         By Check. If you purchase shares of either Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

         By ACH. You can designate a bank account to electronically transfer money via ACH for investment in either Fund. Additionally, you can designate a bank account to receive redemption proceeds from either Fund via ACH. Your bank must be a member of ACH. To establish ACH for your account in either Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form and send it to Tweedy, Browne Fund Inc., P.O. Box 61290, King of Prussia, Pennsylvania 19406-0889. Money sent via ACH takes two business days to clear.

         By Telephone. The Funds and transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., P.O. Box 61290, King of Prussia, Pennsylvania 19406-0889.


                             DISTRIBUTIONS AND TAXES

         Each Fund declares and pays dividends and distributions at least annually. Dividends and distributions are paid in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

Type of Distribution                             Frequency          Federal Tax
Status
Dividends from net investment income             annual             taxable as
ordinary income
Distributions of short-term capital gain         annual             taxable as
ordinary income
Distributions of long-term capital gain          annual             taxable as
capital gain

         Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that basically consist of a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made during the previous calendar year. You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

                              FINANCIAL HIGHLIGHTS

        These Financial Highlights tables are to help you understand the Funds' financial performance. The information has been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the Funds' Annual Report.

--------------------------------------------------------------------------------
-------------------------------------------
                                             TWEEDY, BROWNE GLOBAL VALUE FUND
                                   (For a Fund share outstanding throughout each
year)
--------------------------------------------------------------------------------
-------------------------------------------
                                              Year          Year            Year
Year             Year
                                              Ended         Ended
Ended             Ended            Ended
                                             3/31/99       3/31/98
3/31/97         3/31/96(a)         3/31/95
Net asset value, beginning of year        $     18.98   $     15.46     $
14.28        $    11.52       $    12.26
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Income from investment operations:
Net investment income (b)                        0.23          0.26
0.12              0.15             0.10
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Net realized and unrealized gain (loss)          0.24          4.62
2.18              2.81            (0.68)
on investments
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Total from investment operations                 0.47          4.88
2.30              2.96            (0.58)
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Distributions:
Dividends from net investment income            (0.38)        (0.79)
(0.19)              --               --
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Dividends in excess of net investment              --         (0.08)
(0.36)              --               --
income
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Distributions from net realized gains           (0.99)        (0.49)
(0.57)            (0.05)           (0.06)
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Distributions in excess of net realized            --            --
--             (0.15)           (0.10)
gains
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Total distributions                             (1.37)        (1.36)
(1.12)            (0.20)           (0.16)
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Net asset value, end of year              $     18.08   $     18.98     $
15.46        $    14.28       $    11.52
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Total return(c)                                  3.03%        33.09%
16.66%            25.88%           (4.74)%
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Ratios/Supplemental Data:
Net assets, end of year (in 000's)        $ 2,589,574   $ 2,527,941     $
1,441,210        $ 950,911        $ 655,035
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Ratio of operating expenses to average           1.41%         1.42%
1.58%             1.60%            1.65%
net assets (d)
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Ratio of net investment income to                1.26%         1.05%
0.73%             1.15%            1.08%
average net assets
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------
Portfolio turnover rate                            23%           16%
20%              17%              16%
----------------------------------------- ------------- --------------- --------
------- ---------------- ------------------


                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
---------------------------------------
                                          TWEEDY, BROWNE AMERICAN VALUE FUND
                                 (For a Fund share outstanding throughout each
year)
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
                                        Year            Year            Year
Year              Year
                                        Ended           Ended           Ended
Ended             Ended
                                       3/31/99         3/31/98         3/31/97
3/31/96(a)        3/31/95(a)
Net asset value, beginning of year  $    23.04      $    16.22      $    14.29
$   10.71          $      9.71
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Income from investment operations:
Net investment income (b)                 0.12            0.11            0.13
0.15               0.13
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Net realized and unrealized gain         (0.37)           7.31            2.39
3.56               0.93
(loss) on investments
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Total from investment operations         (0.25)           7.42            2.52
3.71               1.06
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Distributions:
Dividends from net investment            (0.14)          (0.17)          (0.17)
(0.11)             (0.06)
income
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Distributions from net realized          (0.25)          (0.43)          (0.42)
(0.02)                 --
gains
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Total distributions                      (0.39)          (0.60)          (0.59)
(0.13)             (0.06)
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Net asset value, end of year        $    22.40      $    23.04      $    16.22
$   14.29          $    10.71
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Total return (c)                         (1.09)%         46.14%          17.75%
34.70%             11.02%
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Ratios/Supplemental Data:
Net assets, end of year (in 000's)  $1,078,214      $1,011,238      $ 342,467
$ 201,599          $  58,856
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Ratio of operating expenses to            1.39%           1.39%           1.39%
1.39%              1.74%
average net assets (d)
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Ratio of net investment income to         0.55%           0.69%           0.92%
1.13%              1.25%
average net assets
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------
Portfolio turnover rate                    16%              6%             16%
9%               4%
----------------------------------- --------------- --------------- ------------
--- ----------------- -----------------




                               Investment Adviser:
                           Tweedy, Browne Company LLC
                              52 Vanderbilt Avenue
                               New York, NY 10017

                                   The Funds:
                            Tweedy, Browne Fund Inc.
                                 P.O. Box 61290
                    King of Prussia, Pennsylvania 19406-0889

                              FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

o    Annual/Semi-annual  Reports  -  Additional  information  about  the  Funds'
     investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

o Statement of Additional Information (SAI) - The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can request free copies of reports and SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., c/o First Data Investor Services Group, Inc., P.O. Box 61290, King of Prussia, Pennsylvania 19406-0889, 800-432-4789,
Press 2.

You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission and on the SEC's Web site (http://www.sec.gov). You can obtain copies for a fee by writing or calling the Public Reference Room, Washington, DC 20549-6009; 800-SEC-0330.


Investment Company
Act File No. 811 - 7458








                        TWEEDY, BROWNE GLOBAL VALUE FUND


                       TWEEDY, BROWNE AMERICAN VALUE FUND


                                each a series of


                            TWEEDY, BROWNE FUND INC.






                       STATEMENT OF ADDITIONAL INFORMATION

                                 July 30, 1999



This Statement of Additional Information is not itself a Prospectus and should be read in conjunction with the Prospectus of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund also dated July 30, 1999, as amended from time to time. Copies of the current Prospectus may be obtained without charge by writing to Tweedy, Browne Global Value Fund and/or Tweedy, Browne American Value Fund, c/o First Data Investor Services Group, Inc., P.O. Box 61290, King of Prussia, Pennsylvania 19406-0889 or by calling 800-432-4789.

                                TABLE OF CONTENTS



                                                                           Page
Investment Objectives and Policies..................................        3

Performance Information.............................................       20

Operation of the Funds..............................................       23

Taxes...............................................................       32

Portfolio Transactions..............................................       37

Net Asset Value.....................................................       38

Additional Information..............................................       39

Appendix A..........................................................      A-1

41



                       INVESTMENT OBJECTIVES AND POLICIES

     .........Tweedy,  Browne Fund Inc., a Maryland corporation of which Tweedy,
Browne Global Value Fund (the "Global Fund") and Tweedy, Browne American Value Fund (the "American Fund") (collectively, the "Funds") are separate series, is referred to herein as the "Corporation." The Corporation is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Corporation is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Corporation. Tweedy, Browne Company LLC is the investment adviser of the Global Fund and the American Fund and is referred to herein as "Tweedy, Browne" or the "Adviser."

     .........The  Funds'  objectives and policies,  except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio of marketable equity securities. The American Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of domestic equity securities. Both Funds are permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.


Risks of the Funds

Global Fund. The Global Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally oriented portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. Investment in shares of the Global Fund is not intended to provide a complete investment program for an investor. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Fund may also invest in debt instruments, although income is an incidental risk. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Global Fund's shares when sold may be higher or lower than when purchased.

     .........Investors  should  recognize that investing in foreign  securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Global Fund's performance. As foreign companies are not generally subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of most foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and volatility of price is often greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Global Fund are uninvested and no return is earned thereon. The inability of the Global Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Global Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid to asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market. Further, the Global Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.



 .........In  foreign countries,  there is generally less government  supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the United States. It may be more difficult for the Global Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries are often less reliable than within the United
States,   thus   increasing  the  risk  of  delayed   settlements  of  portfolio
transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks associated with the foregoing risks through continuous professional management.

     .........These  risks  generally  are  more  of  a  concern  in  developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the risks associated with these risks through diversification and active professional management. Depository receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.



     .........Investments  in foreign securities usually will involve currencies of foreign countries. Because of the risks discussed above, the value of the assets of the Global Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Global Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Global Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Global Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Global Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Global Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.


     .........Because  the Global Fund may be invested in both U.S.  and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Global Fund's share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Global Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Global Fund invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.


American Fund. The American Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic equity portfolio, according to the Fund's objective and policies and is designed for long-term investors who can accept domestic investment risk. The American Fund will be invested largely in U.S. equity securities although it may allocate up to 20% of its portfolio assets to foreign equity securities when Tweedy, Browne believes that economic conditions warrant foreign investment. The Fund may also invest in debt instruments, although income is an incidental risk. Tweedy, Browne believes that a value oriented investment strategy offers investors profitable investment in undervalued domestic equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the American Fund's shares when sold may be higher or lower than when purchased.

     .........Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The equity capitalization of the United States is the largest in the world comprising more than one-third of the Morgan Stanley Capital International (MSCI) World Index. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic undervalued securities whose market price may be well below the stock's intrinsic value.

     .........The American Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the American Fund's shares will tend to increase or decrease with changes in the value of U.S. equity markets. To the extent the American Fund invests in foreign securities, comparable risk factors discussed above with regard to the Global Fund will apply. There is no assurance that the American Fund's objectives will be achieved. Investment in shares of the American Fund is not intended to provide a complete investment program for an investor.

Investments and Investment Techniques

Euro-Denominated Securities. On January 1, 1999, the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that have converted to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain.

     .........Since   January  1,  1999,   financial   transactions  and  market
information including share quotations and company accounts, in participating countries have been denominated in Euros. As of January 1, 1999, approximately 46% of the stock exchange capitalization of the total European market was reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries is being managed by a new central bank, the European Central Bank (ECB).

     .........Although it is not possible to predict the long-term impact of the
Euro on the Funds, the short-term impact has been negligible. It is possible that the transition will change the economic environment and behavior of investors, particularly in European markets. In addition, investors may begin to view those countries participating in the EMU as a single entity. In the opinion of the Investment Adviser, there will be no fundamental change in the investment philosophy of the Funds with the advent of the Euro, nor will the Funds alter their policies to hedge exposure to foreign currency back to the U.S. dollar. It is expected that a foreign forward currency market will be established in the Euro once it enters general circulation. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies.

Repurchase Agreements. Both the Global Fund and the American Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

     .........A  repurchase  agreement  provides  a means  for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

     .........For  purposes of the  Investment  Company Act of 1940,  as amended
(the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Illiquid Securities. Each Fund may invest a portion of its assets in illiquid securities. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund. No more than 15% of Fund's assets will be invested in illiquids.

Fixed Income Obligations. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Investment Adviser believes market conditions so warrant and for liquidity.

Debt Securities. Both the Global Fund and the American Fund may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Investment Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P") or those of equivalent quality as determined by the Investment Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody's, or below BBB by S&P or deemed by the Investment Adviser to be of comparable quality. Each Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase. Securities rated D may be in default with respect to payment of principal or interest. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics.

High Yield, High Risk Securities. Both Funds may also invest up to 15% of net assets in securities rated lower than the foregoing and in non-rated securities of equivalent credit quality in the Adviser's judgment. The Funds may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody's and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

 .........As  occurred  during the  1990-1992  period,  an economic  downturn can disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates is likely to have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely
affect  their   ability  to  service  their   principal  and  interest   payment
obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     .........The  trading  market for high yield  securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds' portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

     .........It is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Zero Coupon and Structured Securities. The Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity although they currently have no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

Convertible Securities. The Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

 .........The  convertible  securities  in which the Funds may  invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

     .........As debt securities,  convertible  securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

 .........Convertible  securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Other Rights to Acquire Securities

     .........The  Funds may also invest in other rights to acquire  securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the Funds' investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.


Derivatives, Currency and Related Transactions.


     .........The  Funds may,  but are not required to,  utilize  various  other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

 .........In the course of pursuing these  investment  strategies,  the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to initial margin on instruments regulated by the Commodity Futures Trading Commission ("CFTC") in Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund's ability to benefit from these Strategic Transactions will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

 .........Strategic  Transactions  have  risks  associated  with  them  including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

 .........A  put option  gives the  purchaser  of the option,  upon  payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     .........Each  Fund's  ability to close out its  position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     .........The  hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

 .........OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

 .........Unless  the  parties  provide for it,  there is no central  clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

     .........If a Fund sells (i.e.,  issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

 .........All  calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

 .........The  Funds' use of  financial  futures and options  thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

 .........Neither  Fund will enter  into a futures  contract  or  related  option
(except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

 .........The  Funds' dealings in forward  currency  contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency
transaction  with  respect  to  portfolio  security  positions   denominated  or
generally quoted in that currency.

 .........The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     .........The  Funds  may  also  cross-hedge  currencies  by  entering  into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.


     .........To  reduce the  effect of  currency  fluctuations  on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated linked currencies. For example, if the Adviser considers that the Hong Kong dollar is linked to the German deutsche mark (the "D-mark"), and a Fund holds securities denominated in Hong Kong dollars and the Adviser believes that the value of such dollars will decline against the U.S. dollar, the Adviser may cause the Fund to enter into a contract to sell D-mark and buy U.S. dollars.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     .........When  a Fund makes a short sale,  it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     .........A  Fund's  obligation  to replace the  borrowed  security  will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     .........If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

 .........The  Funds will usually enter into swaps on a net basis,  i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the
unsecured  long-term  debt  of  the  counterparty,   combined  with  any  credit
enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the
Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for
which  standardized   documentation  has  not  yet  been  fully  developed  and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors; (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (iv) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with its custodian to the extent the Funds' obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities so long as they are readily marketable. The Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

 .........A  forward  currency  contract which  obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund's portfolio investments.

 .........OTC  options entered into by the Funds,  including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

 .........In  the case of a futures  contract or an option  thereon,  a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     .........With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     .........Strategic   Transactions  may  be  covered  by  other  means  when
consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     .........The  Funds'  activities  involving  Strategic  Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company (see "TAXES").

Borrowing

     The Global Fund and the American Fund each may borrow up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds' borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

Investment Restrictions

 .........The  policies  set forth below are  fundamental  policies of the Global
Fund and the American Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds.

 .........As a matter of fundamental policy, neither Fund may:

         1. borrow money, except to obtain liquid securities for use in connection with Strategic Transactions conducted by the Funds in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

         2.       purchase   or  sell  real  estate   (other   than   securities
                  representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

         3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

         5. issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

         6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

         7. with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies.

         In addition, the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: neither Fund may invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as OTC options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements).

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds' assets will not be considered a violation of the restriction.

Share Certificates

         Due to the desire of the Funds to keep purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in either of the Funds.


                             PERFORMANCE INFORMATION

         From time to time, each Fund may calculate its performances for inclusion in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated by the Funds in the manner described in the section below.

Average Annual Total Return

Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years and the life of a Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in the Fund's shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

         Where:

         P         =       a hypothetical initial investment of $1,000

         T         =       average annual total return

         n         =       number of years

         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical
                           $1,000 investment made at the beginning of the applicable period.

Period Ended
                                                                     12/31/98
         Global Fund

                  1 year......................................        10.99%

                  5 years.....................................        13.65%

                  Since inception.............................        15.16%

         American Fund

                  1 year.......................................        9.59%

                  5 year......................................        20.34%

                  Since inception.............................        19.92%

Cumulative Total Return

Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

         Where:

         C         =.......cumulative total return

         P         =.......a hypothetical initial investment of $1,000

         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical
                           $1,000 investment made at the beginning of the applicable period.

Total Return

Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Capital Change

Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         Quotations of a Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Portfolio Performance

         Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner or the differences are understood. Investors should consider the methods used to calculate performance when comparing the performance of either Fund with the performance of other investment companies or other types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, either Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

         Because normally most of the Global Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of the Global Fund's investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Global Fund.
Such historical information is not indicative of future performance.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         Since the assets in funds are always changing, either Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

         Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

                             OPERATION OF THE FUNDS

Structure of the Funds

     Both the Global Fund and the American Fund are diversified series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993. Tweedy, Browne Fund Inc. is an open-end management investment company.

         Costs incurred by each Fund in connection with the organization and initial registration of the Corporation and each Fund will be amortized over a five year period beginning at the commencement of the operation of the applicable Fund.

         The authorized capital stock of the Corporation consists of one billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Fund and 400 million shares of which are allocated to the American Fund. Each share has equal voting rights as to each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporation is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

         The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

         The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

         Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Corporation, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment Adviser

         Tweedy, Browne acts as investment adviser to both the Global Fund and the American Fund. The Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser and as a broker/dealer and is a member of the National Association of Securities Dealers.

     Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its Managing Directors, Christopher H. Browne, William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr., and a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), which owns a majority interest in Tweedy, Browne. Messrs. Browne are brothers. AMG is a publicly traded company that acquires ownership interests in investment management firms. The Management Committee, which consists of Messrs. Christopher and William Browne and John D. Spears, manages the day-to-day operations of Tweedy, Browne and the Funds and makes all investment management decisions. Neither AMG nor its subsidiary manages the day-to-day operations of, nor participates in the investment process at, Tweedy, Browne.

         Certain investments may be appropriate for one or both of the Funds and also for other clients advised by the Adviser. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Funds may be combined with those of other clients of the Adviser in the interest of most favorable net results to a particular Fund.

         The Adviser renders services to the Global Fund and the American Fund pursuant to separate Investment Advisory Agreements each dated as of July 30, 1998 (the "Agreements"). Each Agreement will remain in effect for an initial two year term and thereafter, from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.

         Under both Agreements, the Adviser regularly provides the Funds with continuing investment management for the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Funds' investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish.

         Under both Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders, supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; assisting in preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budgets; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

         Subject to the ability of the Adviser upon approval of the Board to obtain reimbursement for the administrative time spent on the Funds' operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office spaces and facilities.

         For the Adviser's investment advisory services to the Global Fund and the American Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of each Fund's average daily net assets. The fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid.

         Under the Agreements, each Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Corporation may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

         Each Agreement also provides that the applicable Fund and the Corporation may use any name utilizing or derived from the name "Tweedy, Browne" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and partners against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.

         Prior to July 30, 1998, the Adviser served pursuant to investment advisory agreements dated October 9, 1997, and was entitled to an annual fee equal to 1.25% of each Fund's average daily net assets. Prior to October 9, 1997 Tweedy, Browne Company L.P. was the Funds' investment adviser pursuant to investment advisory agreements dated June 2, 1993 and December 8, 1993 for the Global Fund and American Fund, respectively. Tweedy, Browne Company L.P., as investment adviser was entitled to receive an annual fee equal to 1.25% of each Fund's average daily net assets.

         For the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, the Global Fund incurred $31,308,970, $23,717,001 and $14,318,034, respectively, in investment advisory fees.

         For the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, the American Fund incurred $13,473,779, $7,546,393 and $2,892,275, respectively, in investment advisory fees after voluntary waivers of $121,000, $105,730 and $284,262, respectively.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Administrator and Transfer Agent

         First Data Investor Services Group, Inc. (the "Administrator" or "Investor Services Group") provides administrative services for the Global Fund for a fee equal to .09% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .03% on average assets in excess of $1 billion. For the fiscal year ended March 31, 1999, the Global Fund incurred $1,042,815 in administration fees. For the fiscal years ended March 31, 1998 and March 31, 1997, the Global Fund incurred $734,106 and $1,313,340, respectively, in administration fees after voluntary waivers of $86,035 and $84,934, respectively.

         Prior to February 15, 1997, the Company paid Investor Services Group an administrative fee equal to .12% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .08% on average assets in excess of $500 million.

         The Administrator also provides administrative services for the American Fund for a fee equal to .09% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .03% on average assets in excess of $1 billion. For the fiscal year ended March 31, 1999, the American Fund incurred $437,177 in administration fees. For the fiscal year ended March 31, 1998, the American Fund incurred $254,085 in administration fees, after a voluntary waiver of $22,539. For the fiscal year ended March 31, 1997, the American Fund incurred $296,867 in administration fees, after voluntary waivers of $32,914 for the period April 1, 1996 through February 14, 1997 and $21,979 for the period February 15, 1997 through March 31, 1997.

         Prior to February 15, 1997, the Company paid Investor Services Group an administrative fee equal to .10% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .06% on average assets in excess of $500 million.

         Under the Administration Agreement for each Fund, the Administrator is required to provide office facilities, clerical, legal and administrative services, accounting and record keeping, internal auditing, valuing a Fund's assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. Subject to certain conditions, the Administration Agreement has a term of three years until February 15, 2000 and thereafter shall automatically renew for successive terms of one year unless terminated and is terminable on 60 days notice by either party.


         Investor   Services   Group,   4400   Computer   Drive,    Westborough,
Massachusetts 01581, is the Funds' transfer, shareholder servicing and dividend paying agent.

Directors and Executive Officers

         The Corporation's activities are supervised by its Board of Directors. The Directors and executive officers of the Corporation, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Corporation, as defined in the 1940 Act, is indicated by an asterisk.

Name and Address; Age                   Position with Corporation
Principal Occupation**

Bruce A. Beal, Age 62                   Director
Partner and Officer of various real estate
The Beal Companies
development and investment companies.  Real
177 Milk Street                                                           estate
consultant.
Boston, MA 02109

Christopher H. Browne*+,                President, Director
Managing Director of Investment Adviser and
Age 52
Distributor

Arthur Lazar, Age 86                    Director
President of Lazar Brokerage (insurance
Lazar Brokerage
brokerage)
355 Lexington Avenue
New York, NY 10017

Richard Salomon,                        Director
Partner in Salans, Hertzfeld,
Age 51
Heilbrown,Christy & Viener
Salans, Hertzfeld, Heilbrown, Christy                                     (law
firm)
& Viener
620 5th Avenue
New York, NY 10020

Anthony H. Meyer,                       Director
Retired
Age 68
Box 1980
Edgartown, MA 02539





William H. Browne+,                     Treasurer
Managing Director of Investment Adviser and
Age 54
Distributor

M. Gervase Rosenberger,                 Vice President
General Counsel for Investment Adviser and
Age 48                                  and Secretary
Distributor

John D. Spears, Age 50                  Vice President
Managing Director of Investment Adviser and

Distributor

---------------------------------------
* Mr. Christopher Browne is considered by the Corporation to be a Director who is an "interested person"
         of the Adviser or of the Corporation (within the meaning of the 1940
Act).
** Unless otherwise stated, all the Directors and officers have been associated with their respective companies for more than five years.
+        Christopher Browne and William Browne are brothers.


         Except as stated, the address of each such person is the same as the Adviser's. Each of the Directors who is not affiliated with the Adviser will be paid by the Corporation on behalf of the Funds. Effective October 1, 1997, each Fund pays each of these unaffiliated Directors an annual Director's fee of $8,000 and fees of $500 for attending each Directors meeting. Prior to October 1, 1997 each unaffiliated Director received an annual Director's fee of $2,000 and fees of $500 for each Directors Meeting attended. The officers are paid by the Adviser or the Administrator.

         The following table sets forth certain information regarding the compensation of the Corporation's Directors for the fiscal year ended March 31, 1999. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

                               COMPENSATION TABLE


TOTAL COMPENSATION FROM THE CORPORATION
                                      AGGREGATE COMPENSATION FROM THE
AND COMPLEX PAID
         NAME OF PERSON                          CORPORATION
TO DIRECTORS
          AND POSITION
Christopher H. Browne                                $0
$0
Chairman of the Board and
President

Bruce A. Beal                                      $20,000
$20,000
Director

Arthur Lazar                                       $16,000
$16,000
Director

Richard Salomon                                    $19,000
$19,000
Director

Anthony Meyer                                      $20,000
$20,000
Director



Control Persons and Principal Holders of Securities


         As of July 26, 1999, the following persons owned 5% or more of the outstanding shares of the Global Fund and the American Fund:


Percent of Total

Shares
                     Fund Name                       Name and Address
Outstanding
Tweedy, Browne Global Value Fund                     Charles Schwab & Co., Inc.
26.60%
                                                     101 Montgomery Street
                                                     San Francisco, CA  94104

Tweedy, Browne American Value Fund                   Charles Schwab & Co., Inc.
26.97%
                                                     101 Montgomery Street
                                                     San Francisco, CA  94104

Tweedy, Browne American Value Fund                   National Financial Services
Corp.                15.29%
                                                     P.O. Box 3908
                                                     Church Street Station
                                                     New York, NY  10008


         The Corporation believes that such ownership is of record only and is not aware that any person owns beneficially 5% or more of the shares of the Global Fund or American Fund.

         As of July 26, 1999, the Directors and officers of the Corporation as a group owned less than 1% of the outstanding shares of each Fund.


Distributor

         The Corporation has distribution agreements with the Adviser to act as distributor (the "Distributor") for the Global Fund and American Fund each dated as of July 30, 1998 (the "Distribution Agreements"). Each Distribution Agreement will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreements or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation.

         Under the Distribution Agreements, the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Corporation's registration statement and a Fund's prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders, notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and that portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, as well as the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.

         As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors. The Distribution Agreements provide that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor.


                                      TAXES

         Each Fund intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated  investment  company, a Fund must comply with certain  requirements of
the  Code  relating  to,  among  other   things,   the  sources  of  income  and
diversification of assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income).

         A regulated investment company qualifying under the Code is required to distribute each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net capital gains in the manner required under the Code. Each Fund intends to distribute at least annually all of its investment company taxable income and net capital gains and therefore generally does not expect to pay federal income taxes.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income. Dividends from domestic corporations are expected to comprise some portion of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which may so qualify. Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

         Distributions by a Fund results in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution which will nevertheless be taxable to them.

         Each Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the taxes paid by the Fund to foreign countries will qualify for the treatment discussed above for that year, and if they do, such notification will designate (i) each shareholders' pro rata portion of the qualified taxes paid and (ii) the portion of the distributions that represents income derived from foreign sources.

         Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

         Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option sold by the Fund is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund.

         Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

         Positions of each Fund which consist of at least one stock and at least one stock option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish either Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if either Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

         Shareholders of each Fund may be subject to state and local taxes on distributions received from either Fund and on redemptions of each Fund's shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

         The Adviser conducts all of the trading operations for both the Global Fund and the American Fund. The Adviser places portfolio transactions with or through issuers, underwriters and other brokers and dealers. In its capacity as a broker-dealer, the Adviser reserves the right to receive a ticket charge from each Fund for such service although it currently does not engage in this practice.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Funds for appraisal purposes, or who supply research, market and statistical information to either Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   and
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for either Fund to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser, that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds. For the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, the Global Fund incurred brokerage commissions of $3,474,835, $2,670,257 and $2,167,248, respectively. For the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, the American Fund incurred brokerage commissions of $563,102, $636,393 and $223,652, respectively. The increase in commission payments is attributable to the increased size of the Funds.

         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the fiscal years ended March 31, 1999 and March 31, 1998, the Global Fund's portfolio turnover rates were 23% and 16%, respectively. For the fiscal years ended March 31, 1999 and March 31, 1998, the American Fund's portfolio turnover rates were 16% and 6%, respectively.

                                 NET ASSET VALUE

         The net asset value of shares for both the Global Fund and the American Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for the Funds is determined by dividing the value of the total assets, less all liabilities, by the total number of shares outstanding.

         In valuing a Fund's assets, a security listed on an exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) will be valued at its last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Adviser determines that the last sale price prior to valuation does not reflect current market value, the Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Adviser.

         The value of a security which is not readily marketable and which accordingly is valued by or under the direction of the Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

         Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the 2:00 p.m. New York time spot rate. Foreign currency exchange contracts are valued using the relevant 2:00 p.m. New York time spot rate and future rate on foreign currency contracts.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when that Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


                             ADDITIONAL INFORMATION

Redemptions-in-Kind

         The Corporation on behalf of both Funds reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption in excess of $250,000 during any three-month period by making payment in whole or in part in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Experts

         Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for the Funds. The financial statements and schedules of investments of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund at March 31, 1998 and for each of the periods indicated therein appearing in this Statement of Additional Information have been audited by Ernst & Young LLP as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Other Information

         The Corporation employs Boston Safe Deposit and Trust Company, One Boston Place, Boston, MA 02108, as custodian for both the Global Fund and the American Fund.

         The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, information incorporated by reference to this Statement of Additional Information and the Prospectus and other information regarding registrants that file electronically with the SEC.


Financial Statements

         The Funds' Annual Report for the fiscal year ended March 31, 1999 is included herein.

A-2
l:\shared\boslegal\clients\tweedy\peas\sai-991r.doc

                                   APPENDIX A

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                TWEEDY, BROWNE
                               GLOBAL VALUE FUND


                                    ANNUAL

                                MARCH 31, 1999



                                TWEEDY, BROWNE
                              AMERICAN VALUE FUND

                           Tweedy, Browne Fund Inc.

Investment Manager's Report............................................  1

Tweedy, Browne Global Value Fund:
  Portfolio Highlights................................................. 20
  Perspective On Assessing Investment Results.......................... 21
  Portfolio of Investments............................................. 23
  Schedule of Forward Exchange Contracts............................... 32
  Statement of Assets and Liabilities.................................. 37
  Statement of Operations.............................................. 38
  Statements of Changes in Net Assets.................................. 39
  Financial Highlights................................................. 40
  Notes to Financial Statements........................................ 41
  Report of Ernst & Young LLP, Independent Auditors.................... 49
  Tax Information (unaudited).......................................... 50

Tweedy, Browne American Value Fund:
  Portfolio Highlights................................................. 51
  Perspective On Assessing Investment Results.......................... 52
  Portfolio of Investments............................................. 54
  Schedule of Forward Exchange Contracts............................... 62
  Statement of Assets and Liabilities.................................. 64
  Statement of Operations.............................................. 65
  Statements of Changes in Net Assets.................................. 66
  Financial Highlights................................................. 67
  Notes to Financial Statements........................................ 68
  Report of Ernst & Young LLP, Independent Auditors.................... 75
  Tax Information (unaudited).......................................... 76

     This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

TWEEDY, BROWNE FUND INC.
Investment Manager's Report



                             [PHOTO APPEARS HERE]





           Chris Browne, John Spears and Will Browne (seated L to R)
                 Bob Wyckoff and Tom Shrager (back row L to R)


To Our Shareholders:

     We are pleased to present the annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 1999. However, while we are pleased with the long-term investment returns of both Funds since their inceptions in 1993, there is not much to be pleased about this year concerning the building of our and our shareholders' wealth. We think it is realistic to expect that good long-term returns will be formed by a somewhat random pattern of good and not-so-good annual investment returns. The current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $388.3 million in portfolios combined with or similar to client portfolios, including approximately $40.7 million in the Global Value Fund and $31.3 million in the American Value Fund. With our own money and with clients' money, we plan to stick with the value investment approach that, on average (but not every year), has worked so well for us over the past 24 years. The underlying intrinsic value of most of the companies that the Funds own increased more than their share prices, laying the ground work, we believe (and hope), for good returns in the future. The net asset value of shares of Tweedy, Browne Global Value Fund increased 3.03%*, after adding back the calendar year-end dividend. The net asset value of shares of Tweedy, Browne American Value Fund declined 1.09%*, after adding back the calendar year-end dividend. It was a very strange year in that the stocks that did well were few in number. And those that did well, by and large, did very well. Internet stocks and technology stocks, which we do not own, did extremely well, appearing to defy all forms of fundamental financial gravity, while large value stocks and most mid-cap and small cap stocks did poorly. Our performance* for various periods ended March 31, 1999, and that of the various indices to which we compare ourselves, is set forth in the following chart:

--------------------------------------------------------------------------
                                                  Morningstar  Morningstar
                                                     World       Foreign
                  Tweedy, Browne    MSCI EAFE(1)  Stock Funds  Stock Funds
                  Global Value    US $     Hedged  Average(2)  Average(3)
--------------------------------------------------------------------------
1 Year                 3.03%     6.06%     4.78%      0.15%     (0.25)%
--------------------------------------------------------------------------
3 Years               16.95      8.47     14.90      11.62       8.70
--------------------------------------------------------------------------
5 Years               13.91      8.75     12.30      11.53       7.69
--------------------------------------------------------------------------
Since Inception(9)    15.91      9.14     11.98      12.36       9.63
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
------------
                                                             Morningstar
Morningstar
                                                               Mid-Cap
Domestic
                Tweedy, Browne   S&P       Mid-Cap  Russell   Value Funds
Stock Funds
                American Value  500(4)     400(5)   2000(6)   Average(7)
Average(8)
--------------------------------------------------------------------------------
------------
1 Year              (1.09)%     18.49%     0.46%   (16.25)%     (9.79)%
3.65%
--------------------------------------------------------------------------------
------------
3 Years             19.39       28.05     18.30      7.73       12.71
17.18
--------------------------------------------------------------------------------
------------
5 Years             20.54       26.21     18.21     11.23       14.38
17.92
--------------------------------------------------------------------------------
------------
Since Inception(9)  18.57       23.78     17.10     10.60       13.31
16.60
--------------------------------------------------------------------------------
------------

See page 19 for footnotes 1 through 9, which describe the indices and inception dates of the Funds.

---------------

* Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

     The difference between the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), and the Russell 2000 Index ("Russell 2000") at 3,474 basis points (34.74%) is perhaps greater than we can ever recall. The S&P 500 is an index of large cap stocks and the Russell 2000 is an index of mid and smaller cap stocks. (The 1,000 largest stocks are excluded from the Russell 2000). In calendar year 1998, 15 stocks, a mere 3% of the issues in the Index, accounted for 52% of the performance of the S&P 500. Of these 15 stocks, nine were either technology or communications companies. If you owned those stocks, you had a great 1998. Most value investors did not own those stocks. The trailing twelve-month price/earnings ratio at the end of 1998 for those stocks was 47.7 times. The projected price/earnings ratio for the group for 1999 is 44.8 times. These are not value statistics. In the first quarter of 1999, the stock market has gotten even narrower. Just five stocks accounted for more than 52% of the S&P 500's gain of 5%, and the entire gain was accounted for by only eighteen stocks. The other 482 stocks in the S&P 500 produced no net return.

     In a year such as the one just past, the performance of a particular index may not be indicative of the performance of stocks in general. In calendar year 1998, the performance of the average stock in the S&P 500 was less than one-half the performance of the Index. The same phenomenon occurred in stock markets outside the U.S. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE) gained 6.06% for the year ended March 31, 1999. For the same period, EAFE Small Cap was down 8.40%. Technology stocks are less of a factor in Europe and Asia than they are in the U.S. In Europe, telecommunication stocks were the big movers. Anyone who has tried to order a phone system in Europe or has paid a phone bill there will understand why there is so much potential for growth in European telecommunication stocks.

     Stock market commentators refer to this as narrowness. When market performance is "narrow", a small number of stocks account for the performance of an index and may not be representative of how stocks in general have performed. Most of the time a rising tide lifts all boats. This was not the case in 1998. Last year was the narrowest year since the 1989-1990 period when a small number of large cap consumer product companies like food and pharmaceuticals masked what was otherwise a pretty bad year for stocks. Much of the effect stems from the fact that the popular stock market indexes are capitalization weighted. The larger the market capitalization of a company, the greater is its contribution to the calculation of the performance of an index. In the S&P 500, about 50 stocks, 10% of the issues in the Index, generally account for approximately one-half of the Index's weighting. The NASDAQ Composite Index ("NASDAQ Index") is even more skewed towards a handful of large companies. Out of more than 4,700 issues in the NASDAQ Index, just five account for 50% of the performance calculation. While indexes in general are a reasonable barometer of stock market performance, capitalization weighting can distort the picture. Although the size of different stock positions within a portfolio or mutual fund can vary, generally they do not vary as much as they do in an index. For example, the market capitalization of the largest stock in the S&P 500 is 1,239 times greater than the smallest. It is rare that a money manager would build a stock portfolio with such disparities in the size of its positions.

     The skewing of the indexes to large companies is further compounded by a concentration in large technology companies. The S&P 500 was historically an index of industrial America. Today, it is increasingly concentrated in technology stocks, which for the time being are measured by a different valuation model. Potential future earnings are much more important than current earnings. The NASDAQ Index is even more skewed. The five largest stocks are all technology issues. Again, stock portfolios are generally built around diversification, not concentration. A typical portfolio will have stocks in many industries; it will generally not have one-half of the assets invested in one industry. This is done for the purpose of lowering risk. While a concentrated portfolio could outperform, it could also seriously underperform if the area of concentration goes out of favor.

     Last year, funds that were heavily invested in large capitalization growth stocks did best. Smaller stocks and "value" stocks in particular did poorly. In 1998, large value stocks underperformed technology stocks, but still had positive returns. Small and mid cap value stocks posted primarily negative returns. These negative returns were not a result of the companies themselves doing badly. These stocks were just ignored or sold as money flowed to where the gains were being made in technology and Internet stocks.

     Internet stock valuations are particularly difficult for us to comprehend. In our opinion, these issues are truly the cork on the champagne bottle. As a group they have little or no earnings and no near term prospects for earnings that could justify their sky high stock prices. We feel as though we are sitting on the sidelines watching a wild party going on and wondering if we are missing out on all the fun. However, we remember that, at best, these parties end with a hangover or are brought to an abrupt end when the police show up and cart everyone off to jail. These parties have occurred in the past. We remember the great personal computer party of the early 1980s. The industry leaders in those days were Atari, Commodore and Tandy, names that are barely remembered today. The same happened with biotechnology companies in 1991. True financial history buffs can recall the tulip mania of the 17th Century, the railroad mania of the late 19th Century, and the birth of the automobile industry in the first part of this century.

Railroads, autos and personal computers all grew to be large, important industries. However, the stocks one could buy to pa rticipate in these great growth industries for the most part were bad investments. A friend of ours who also manages money told us of a report he read which showed that if you had invested an equal amount of money in every personal computer manufacturer in 1980, your annually compounded rate of return over the next 18 years would have been a disappointing 4%.

     Great growth industries often have the common characteristic of ease of entry with low capital requirements. Despite the fact that the auto industry today is a highly capital-intensive business, the opposite was the case in the early part of this century. The same may be said for the Internet. Add to this the fact that the pace of technological change today is so rapid, what is cutting edge technology one day can be passe the next. Ease of entry and low capital requirements draw competition and while competition is good for consumers, it is bad for profits. Most Internet companies do not have any profits other than the profits reaped by selling stock to the public. Brand recognition is also important for companies selling products to the consumer. To some extent, Amazon.com has brand recognition. However, when it only takes a point and a click to compare prices at Borders or Barnes & Noble, the only reason to buy from one versus the others is price. The book is the same; price is the only difference and the price will be set by the company that is willing to accept the lowest profit margin. Companies will therefore compete on price for more customers hoping that a significant market share will ultimately lead to profits. Unless one of the competitors has a sustainable cost advantage over the others, this is not the formula for a good business.

     Although we are enthusiastic users of technology and information technology in particular, we are not very good guides to what is happening in Internet technology. When we look at a company like America Online, we cannot understand the investment model which places a value of $120 billion on a company with $2.6 billion in revenues and $92 million in profits in its latest fiscal year. It may ultimately grow enough to justify its current valuation, but what about a higher value from this point forward? There is nothing particularly unique about what AOL does. There are other Internet access providers, some of which have less of the obnoxious advertising that keeps popping up on our computer screens. It has no patent protection and while it does have brand recognition, that alone does not guarantee its future survival. A Packard was once one of the best cars you could buy. AOL's current price/earnings ratio exceeds 600 times. Were it to sell at a more normal, yet rich, growth stock multiple of 35 times, its earnings must increase 17 fold. Again, it may happen, but history is full of examples of companies that never reached such great expectations. A portfolio of stocks with these characteristics has never been a formula for good investment performance.

     There is a lot of talk lately about a new "paradigm" for stock valuations. One needs a new paradigm to rationally justify the valuations of stocks that soar merely by virtue of the fact that someone has added ".com" to the end of their name. A lot of money has been made in most of these issues and a lot of people are sorry they have missed out on all the fun. We even hear the occasional complaint asking why we have not invested in these new technologies. Some people may even be thinking that our time has passed, and that we are not open to new ideas and avenues of profit in the stock market. It is true we do not go mountain biking on the weekends to train for the rigors of stock investing on Monday mornings. Of course we have not heard that Warren Buffett has enrolled in karate classes either, and he seems to do okay. New ideas come and go, and it has been our experience that when they go, a lot of money is usually lost. We do not enjoy risk and we do not enjoy losing money. If history tells us that investing in new paradigms at sky high prices eventually leads to big losses, we pass. We are perfectly happy with our performance over the past three years, five years and thirty years. And after thirty years in this business doing the same thing, we are still players in the game. We see little reason to apologize and no reason to change our stripes.

     We recently participated in The Program on Investment Decisions and Behavioral Finance at the Kennedy School of Government at Harvard University, as we have twice a year for the past several years. The speakers are some of the most prominent behavioral economists in the country along with a few investment practitioners like ourselves. We feel honored to be included. The economists are the theorists who perform all the empirical studies on people's investment behavior. We are the lab rats who put the theories into practice. We either come away with some new insights each time or feel as if we have been to a refresher course in rational behavior as it relates to investing. One insight we picked up this year was that in the investment world, ideas are dangerous. This may sound strange at first, but it is actually true. Most investment ideas are based on intuition or hunches and usually lack any empirical substantiation. Most investment ideas are derived from whatever has worked well in the recent past. What else could explain the euphoria surrounding Internet and technology stocks? However, what has worked best most recently may not always work well for long. As Ben Graham said, "In the short run, the stock market is a voting machine. In the long run, it is a weighing machine."

     Meanwhile, Internet stocks continue to soar with periodic plunges. Overall, the game is still continuing. These stocks have Internet chat rooms where all sorts of information and misinformation is exchanged by day traders. Traders brag about how much money they made trading

Whatever.com, and others are suckered into the game. Stocks are bought merely because they have gone up and the approach becomes self-fulfilling. Little or no consideration is given to whether there is any investment value underlying the price that is being paid. Value does not count for anything in the new paradigm. What is forgotten is that not everyone can get out if and when the game ends. There will be just as many shares outstanding and someone will own them when the day of reckoning comes.

     Perhaps as money managers, we should be smart enough to know when to jump on board these fads and when to leave. Perhaps we should be able to determine at the beginning of each year which stocks or group of stocks will be the ones that will outperform the market over the next six months or year. Would we have said let's start with the group of stocks that have no earnings and maybe no assets? Has it ever been proven that investing in stocks with no earnings and no assets has been a long-term winning investment strategy? Perhaps this explains why so many money managers today are portrayed as top athletes, building stamina on the weekends for when the stock market opens. This may also explain why the opening bell on The New York Stock Exchange is covered on television as if it were the opening kick off at the Super Bowl. You need a lot of stamina to attempt to do something that is not humanly possible long term. Many analysts and money managers bought Internet stocks and made a lot of money. However, we think they may be confusing luck with skill. That is often the case with investment fads that work for a period of time.

     We view this type of investing as another form of market timing. Many people in our business market time, and the vast majority do not beat the market. The behavioral psychologists and economists call this the over-confidence factor. We suppose that if money managers did not think they could beat the market, they would not try. Therefore, they believe they can beat the market. The behavioralists have another term, "calibrated confidence", which means knowing what you can do and what you cannot do. It requires being comfortable with the knowledge of how limited your abilities really are. In a paper written by Brad Barber and Terrance Odean of the Graduate School of Management at the University of California, Davis, the authors found that over-confident investors trade more and make less. The greater the trading volume, the poorer the returns. In another study of 100,000 individual stock trades, they found that the stocks investors sold "on average" outperformed the stocks they bought by 3.4% after one year. It seems logical that a money manager who turns over his portfolio at a high rate must have confidence that all the individual investment decisions he or she is making must be right. A lack of confidence in one's abilities usually results in a lack of activity and low activity levels have been proven to produce better returns. Odean and Barber also found that investors who trade at a high rate buy riskier stocks. Perhaps all those investors who are trading Internet stocks realize they are riskier than most stocks but are confident they can get out before the game is over. We wish them luck.

     In the February 1, 1999 issue of Peter L. Bernstein's newsletter, Economics and Portfolio Strategy, Jason Zweig, mutual fund columnist of Money Magazine, wrote an excellent piece entitled The Velocity of Learning and the Future of Active Management. In this article, Mr. Zweig comments on the current speed of information and its influence on money management. He reports that in 1959, the turnover rate for the average mutual fund was 16.4% which equates to a six-year holding period. By 1979, the turnover rate had increased to 63.3%. Today, it exceeds 83%. And this is the average. Many funds have significantly higher turnover rates, indicating that a day trading mentality is not solely an individual investor phenomenon. While this may be great news for stockbrokers and the Internal Revenue Service, it is probably not good news for investors. Mr. Zweig points out that as the flow of data "makes the future seem closer and more knowable", investment managers make ever shorter-term bets. Pressure is exerted on money managers to abandon long-term investment principles in favor of short-term strategies, which have less risk of producing performance that deviates from whatever benchmark is used to measure performance. This behavior is understandable. Money flows into funds that have had the best recent performance, and in general future performance suffers under the weight of these ballooning assets. This is not a problem we and most of our value brethren have at this time, but it is something we think about. When "value" returns to favor, we prefer a manageable inflow of money to a flood.

     Performance is now measured and graded over shorter and shorter periods of time. An entire industry based on performance measurement has grown to the point where it influences the allocation of trillions of dollars. The yardsticks used in this industry are all based on relative performance, not absolute performance. The main yardstick is "tracking error"; e.g., how much did the manager's performance deviate from the chosen benchmark. As Mr. Zweig points out, the performance measurement industry can now track performance on a daily basis. We are sure that some participant in this industry will soon offer hourly tracking and provide this information to subscribers over the Internet. But is it of any value? Years ago, psychologists performed an experiment on kindergarten children where each child was given a marshmallow. They were told the teacher would leave the room for ten minutes. When the teacher returned, any child who had not eaten his or her marshmallow would be given a second one. The majority of children could not resist the temptation to eat their marshmallow before the teacher returned to the classroom. The psychologists then followed the lives of these children into adulthood. They observed that the children who were able to wait until the teacher returned to the classroom before eating their marshmallow, in general were more successful in life. These children were able to make better long-term choices as adults.

     Our investment principles have remained constant over a long period of time and we are very pleased with the result. We think in terms of long-term absolute and relative performance, not short-term relative performance. If that means that money flows away from us and into growth stock funds in a period of relative underperformance, we have to accept that. We know that our method of investing has outperformed the indices over the last 24 years, with our stocks underperforming one-third of the years and outperforming two-thirds of the years. (Please see "Is Underperforming an Index 30% to 40% of the Time a Normal Part of Long-Term Investment Success?" in our booklet 10 Ways to Beat an Index.) We are one-at-a-time-stock-pickers, not market forecasters. We could not have assembled at the beginning of last year and successfully predicted that technology stocks and Internet stocks would be stellar performers over the next 12 months.

     While some money managers may think they can time the stock markets or segments of the stock markets, we have a much lower opinion of our prognosticating abilities. In fact, we readily accept the fact we cannot forecast stock markets. Sorry, but if that is what you are looking for, you have invested in the wrong Funds. We know one manager whose employer measures his performance against the relevant benchmark weekly. Consequently, this individual is primarily concerned with whether his stocks are up at every point in time, and he trades in and out of stocks depending on very short-term price movements. We wonder if there is any time left for basic stock research. For our part, we do not even take credit for coming up with the investment principles that have produced rather good results over time. That credit goes foremost to Ben Graham, who in the 1930s was the first to articulate the principles of value investing, and who such great investors as Warren Buffett and Walter Schloss credit with much of their success.

     While our investment principles have remained constant over time, our methods have evolved principally through the addition of new, and we believe valid, measurements of value criteria. In the 1960s and early 1970s, we invested mostly in stocks selling at a discount to book value, or a discount to net current assets (current assets less all liabilities). There were plenty of those kinds of stocks in those days. At a time when manufacturing dominated the economy, book value or current assets were a significant measure of value. They still are. However, there is also value in consumer franchises and businesses that have some degree of control over their markets or the pricing of their products.

     The most obvious example was in television stations in the late 1970s. When Jim Clark joined us in 1976, he came from an investment firm that owned television stations. Before his arrival, we never invested in companies that owned television stations because they had no tangible book value. Jim taught us that they had franchise value instead. TV stations are a semi-monopoly such as the CBS affiliate in Miami or Chicago. Moreover, stations change hands rather frequently and at fairly consistent multiples of cash flow. It is actually easier to determine the value of a TV station than it is a manufacturing company selling at one-half of book value that is not earning a reasonable return on its capital.

     One of the companies we bought at that time was Storer Broadcasting, which was selling at about one-half of 10 times cash flow, the industry standard for acquisitions. In addition, Storer had one of the lowest profit margins in the industry, which meant that a good operator, as opposed to its underperforming operators, might be able to improve the bottom line. The values might even be greater. (Legend has it that when Warren Buffett bought into The Washington Post Company, he explained to Katherine Graham that she owned monopolies and could therefore raise prices for advertisements and improve earnings.) After we bought shares of Storer, we explained the acquisition pricing of TV stations to a takeover group, and the hidden value in Storer. We did not hear back from this group, but they accumulated a position in Storer and "put it in play". To our delight, the company was ultimately acquired at a significant premium to our cost. We learned the principle of appraising business values. We went on to make other successful investments in ABC and then Capital Cities Broadcasting. In the mid-1980s, we discovered the acquisition pricing model for food companies and consumer product companies, which lead to profitable investments in stocks such as General Foods, Rothmans Tobacco and Distillers Corporation, among others. We had expanded our universe of cheap stocks.

     We continued to buy stocks with low price/earnings ("P/E") ratios and low price-to-book value ratios, but had added stocks with low price-to-enterprise value ratios. Many of our value brethren only buy a slice of the value menu. Some only buy low P/E stocks, which leads to a portfolio of aluminum companies, auto companies and other typically cyclical businesses. Over time this strategy has performed well. In some cases because of the amount of assets under management, it has been their only alternative. Other value managers have migrated to buying only "better businesses" at reasonable prices. Our menu is more diverse. In 1998, the "better business" managers performed better. Some years, "the not-so-good businesses but cheap-on-book or earnings" guys do better, but not in 1998. We are a combination of several value biases. Why else would we own

Johnson & Johnson, Glaxo-Wellcome, American Express and Freddie Mac? But we also own some pretty doggie companies, or at least they were when we bought them:
ASARCO, ACX Technologies, British Mohair, EZCORP, etc. There is more than one standard for cheap. Why should we limit ourselves to just one category?

     The other area where some money managers constrain themselves is market cap. We do not. Some managers only buy large cap stocks, which may be more a function of their assets under management. The more money one manages, the less impact a small or medium cap stock can have on your results because you can never own enough to make a difference. We are still of such a size in terms of assets under management that small and medium cap stocks can have an impact on performance. In 1998 that impact was negative. Usually, in our experience, the impact is positive. Money managers who restrict themselves to small and mid-cap stocks probably had a bad experience in 1998. Our large cap stocks, generally, carried the day last year. However, stocks that did not perform well in a given time measurement period are not necessarily bad investments. In markets when only a few segments get all the attention, perfectly good stocks may do nothing or even decline. Our experience has been that if the value is there, ultimately it is recognized.

     Jason Zweig speaks to this issue in the same article we mentioned above. Along with forcing money managers to focus on the short term, the performance measurement industry also forces money managers into "style boxes". Are we value, growth, large cap or small cap? Whatever you are, just be sure you only buy stocks that fit your style. The "style police" are more active in the institutional money management business where changes in a portfolio can be seen daily. More often than not, institutional money managers are selected because they fit into some asset allocation model the client has adopted. This could be 1/3 large cap value, 1/3 large cap growth, 1/6 small cap value and 1/6 small cap growth. Add mid cap, international, market neutral strategies, arbitrage, etc., and the permutations can be mind boggling. If you find a perfectly good stock that you think is dirt cheap, you cannot buy it if it does not also fall into your style box. We prefer to think out of the box while maintaining a consistent set of values. As we have said, cheap is a different number depending on the business. To judge Alcoa and Johnson & Johnson on the same P/E and price/book value criteria just does not make any sense. It is more important that someone have sound values, honesty and integrity, than it is the particular religion which taught them those values. The same can be said for money managers.

     We believe that the downside of our approach to investment management is underperformance, not the risk of permanent capital loss. We do not own "air ball" stocks that can dissolve overnight such as what is available in the Internet arena. We also do not invest such a great percentage of our assets in any one issue so that if we are wrong and the company goes belly-up we have significantly impaired our net worth. Many managers who have underperformed their benchmark have still delivered rates of return that have exceeded inflation and increased the wealth of their clients. In the long run, one of the greatest risks to your net worth is not owning stocks. Bonds do not grow. They can only return their face value at maturity. Although inflation is currently at historically low levels, it still exists. Inflation is a silent, insidious tax which erodes your net worth. Within our lifetimes, having a million dollars was considered a fortune. Also in our lifetimes, college cost $2,500 a year, an expensive car cost $8,000 and $100,000 bought a luxurious house. Our grandparents can remember going to the movies for a nickel. One of the problems with living a long time is that your point of reference for the cost of something is cheaper. Fortunately, there is an easy way to keep pace with and even beat inflation and that is equities. Historically, over time an index fund always beats inflation.

     There is a great deal of talk about index funds these days, especially in a year when, according to Morgan Stanley, 86% of U.S. equity mutual funds underperformed the S&P 500. It is an alternative, and the S&P 500 is as good a barometer of equities as anything out there. However, today you have to ask what you are buying in an S&P 500 Index fund. On December 31, 1998, the 12-month trailing price/earnings ratio of the S&P 500 stood at 30.3 times. The dividend yield was barely above 1% and the price-to-book value ratio was at an historical high. These are not the fundamental financial characteristics of a portfolio of stocks that we are comfortable owning. If we go back to 1982 or even 1990, these basic ratios were quite cheap. Today, they are not. Fortunately, not every stock carries the same price-to-book value ratio. The median P/E is 20.8 which means one-half of the stocks in the S&P 500 have lower P/Es. Furthermore, the S&P 500 is a small percentage of all the stocks from which we have to choose. In terms of market cap, the 10 largest companies in the S&P 500 have an average P/E of
40.6 times. Microsoft now has the largest market cap in the S&P 500 and its trailing P/E was a lofty 61.6 times. Five years ago, Microsoft was not even among the top ten. Recently, Venator Group (the old F.W. Woolworth) was dropped from the S&P 500 and replaced with America Online which sells at more than 600 times earnings. The days when the S&P 500 was dominated by the large industrial cyclical companies are gone. There has been a migration to companies that at least for the time being have higher growth rates and returns on capital, which in some measure accounts for the higher P/E ratios. Nevertheless, P/E ratios of this magnitude do not leave much room for disappointment. Furthermore, historically, stocks that sell at these levels eventually return to earth with unpleasant consequences.

     The overall financial ratios of the S&P 500 have not gone unnoticed in institutional investor circles. The response of many has been to seek "alternative investment strategies". These alternatives run the gamut from venture capital, to risk arbitrage and hedge funds, to leverage buyout funds. The overall returns from these investment vehicles have not provided value added over an S&P 500 Index fund. The average performance of the managers in the top quartile has outperformed each of these types of investments. So has the top quartile of plain vanilla equity money managers. The problem with the best alternative investment pools is getting into them. So much money has been chasing after venture capital lately that the firms with top records will not take your money. They don't need it. Many will not even take all the money their existing clients are willing to give them when they open a new fund. They ration investments in their funds. This has also enabled several to raise their fees from a 1% flat fee plus 20% of the gain to a 2% flat fee plus 30% of the gain. Generally, when too much money chases too few deals, the rates of return decline. Much the same could be said for leverage buyout funds.

     Hedge funds are a bit different. At least here you can get your money back sooner than 8 or 10 years. In general, investors in hedge funds can exit once a year. In between, they may have little idea of what the hedge fund manager is doing with their money. This became painfully apparent in the collapse of Long Term Capital Management last September. No one, including the bankers who had lent these self-styled geniuses more than $100 billion, knew they were leveraged more than 25 to 1. Their strategy was bulletproof and they had the data and two Nobel Prize Laureates to prove it. Yet, somehow, in a matter of a few short weeks the whole thing dissolved in a cloud of smoke. Again, before the collapse, many investors were begging them to take their money. Long Term Capital Management had a black box strategy, a purely quantitative way of investing that was much more dependent on computers than humans. Most hedge funds depend on the manager and his or her ability to time markets. They go both long and short in their portfolios so that theoretically they will prosper irrespective of the direction of the conventional equity markets. They have also moved beyond doing this with just stocks to all sorts of financial instruments, some of which were probably created by brokers just for them. They can trade in currencies, interest rate futures, commodities and foreign debt, like Russian bonds. They go in and out of things we cannot even begin to comprehend.

     We see several problems with hedge funds. First, the manager is basically making market timing bets in a whole range of financial instruments. Conventional wisdom holds that with plain old stocks you cannot successfully time the markets. How then can a hedge fund manager time a whole range of markets? To our way of thinking there is a disconnect in the logic. Second, hedge funds use leverage, and in many cases the investor does not know how much They now have a word for this: transparency. Most hedge funds are blind pools of capital; you cannot see what they own or how much leverage they are employing. We are even told some will de-lever (i.e., reduce their borrowings), as their fiscal year end approaches to give their investors some comfort. We do not believe in deceiving our clients no matter how much more we think we know than they do. The hedge fund managers claim they need this secrecy so that no one can see where they have placed their bets and mess up their strategies. However, you also cannot tell how leveraged they are, as was the case with Long Term Capital Management. So long as a portfolio has some reasonable degree of diversification, be it even just ten stocks, it is unlikely to blow up unless it is leveraged. In our experience, when we have read about funds that crashed into a wall, they were always riding on leverage. Third, and this only affects those of us who must pay taxes, the gains are nearly always short term, which means they are taxed at the highest rates, sometimes up to 50%, depending upon where you live. Every dollar of gain from long-term capital gains, which is taxed at 20% at the Federal level, requires $1.31 of ordinary gain taxed at the top Federal rate of 39% to yield the same after tax profit of 80 cents. For any gains in a given year that are unrealized, the amount you would have had to pay in taxes can continue to compound for your benefit in subsequent years. The deferral of gains and continuing investment of capital that would otherwise be paid currently to the Internal Revenue Service can have a very significant impact on your net worth.

     Funds that invest in risk arbitrage, mergers and acquisitions, have the same tax hurdles to overcome and the problem of too much money chasing too few deals, which narrows the spread or profit margin. If Company A is going to acquire Company B and the transaction is expected to close in three months, you could earn an annualized rate of return of 20% if Company B's stock sells for 5% less than what you will be paid at closing. However, if another investor is willing to accept a 15% annualized rate of return, that is all you will get. The guy who is willing to accept the lowest rate of return sets the price. The more money that flows into this type of investment, the lower the rate of return. Many managers who practice risk merger arbitrage were complaining last year that Long Term Capital Management was driving spreads down to very narrow levels. Why would they do this? Leverage. If they could leverage these investments ten-to-one and borrowed money costs

5%, they could make 20% on their equity with an annualized rate of return of only 7%. On an unleveraged basis, such returns are not appealing. This is exactly what Long Term Capital Management was doing, or as one observer stated, "They were picking up dimes in from of a steam roller." What they were doing was ruining the game for everyone else. Now that they are gone, the risk arbs (as they are called) claim that spreads are wider and offer acceptable rates of return. This will be true only until the next guy comes along who is willing to settle for less profit, or leverage more to make that profit. Sooner or later, those guys always come along.

     Investing is not difficult when you take the time to think about a few basic principles of success and stick with them. Sticking with them is sometimes difficult because even the best ones do not work every year. Maintaining a long-term perspective is key. It is also easier if you invest for the long term. Money managers who turn their portfolios over two and three times a year must have a harder time adhering to investment principles because they are attempting to beat the market in every time period they are measured, be it quarterly or annually. Trying to determine which group of stocks will perform best in every quarter or even every year is well beyond our capabilities. In a study by Morgan Stanley, they found that in 1998 the breadth of the stock market's performance was narrower than in any of the past ten years, with the exception of 1990. This means that rather than stocks in general rising, only a very small number of stocks performed well. We remember 1990 very well. Most value managers were down in the mid to high teens, including us, despite the fact that the S&P 500 was only down 3.2%. That year, a small number of large consumer product companies, pharmaceuticals, etc. did well, which in a weighted index was enough to make it appear that the stock market did not have such a bad year. Financial stocks in particular were a disaster in 1990, and most value managers were heavily invested in financial stocks. Morgan Stanley further found that last year, the 100 largest stocks in the S&P 500 produced 85% of the return. The other 80% of the stocks in the S&P 500 only produced 15% of the return. We still believe a long-term perspective works best. Look at Warren Buffett. It seems every stock he buys, he plans to hold for the rest of his life. He does okay without worrying about short-term performance. Last year the stocks that performed best for us were our larger cap holdings. Our small and mid-cap stocks, in which we have a significant portion of your and our assets invested, did not do much for our net worth. We also made some mistakes. We are not perfect, but we know it.

   Our results with international stocks in the Tweedy, Browne Global Value Fund were not dissimilar from our experience with U.S. stocks. Japan was particularly disappointing. In local currency terms, Japanese stocks were down 8.9% in 1998. Much of what we have invested in Japan is in small and medium cap stocks. Overall, the values are compelling, and a number of our stocks were bought at discounts to net cash. We got the business for free. However, that did not prevent these stocks from getting even cheaper in 1998. Lately, smaller Japanese stocks have shown some signs of life. This often happens when we least expect it. Fortunately, we do not invest in emerging markets except to a tiny extent. In 1998, the Morgan Stanley Capital International Emerging Markets Free Index was down 27.5%. Generally, we do not invest in emerging markets because the financial disclosure is often poor, the stocks are growth stocks trading at high multiples, and we cannot hedge the currency back into the dollar at any reasonable rate. The collapse of the Russian stock market last summer was especially dramatic and acute. In the two or three years prior, the Russian stock market had increased five-fold. In a much shorter period of time, it dropped 80%. During its rise, there was talk of a "new paradigm," and many investors were lured in as they observed the profits being made. It was a great party. However, the end came so quickly, almost like an earthquake and with similar results, that probably few were able to avoid the crash. We never profited from the rise of the Russian market, but we also never had to give it all back as so many investors did.

     Many investors invest internationally because they believe world markets are not correlated. This means if U.S. stocks go down, maybe European or Japanese stocks will go up. This is no longer completely true. In the past several years, U.S. and European stocks have shown a high degree of correlation. Japan and the emerging markets have not. As world markets, both stock and trade, continue on the path of globalization, correlation will increase. It has become impossible to remain isolated. That is good. It creates a discipline that makes politicians pursue economic policies that must compete. If something can be made cheaper in another country, it will. Trade barriers which brought on the Great Depression will no longer work. We began investing internationally for a different reason. We did it because we more than doubled the number of companies we could screen for investment opportunities. Unlike many international investors, currency devaluations are good for us. When a country devalues its currency, its stock market usually goes up because its native companies have a new price advantage selling into world markets. By hedging the currency, we avoid the pain of the devaluation and enjoy the rise in the stock market. And, to the list of other things we know we cannot predict, we must add currency fluctuations. We invest internationally simply because it just about doubles the number of stocks from which we can choose in our search for value. One exercise we perform periodically is to look at the rankings of U.S. European and Japanese stocks on the price-to-book value basis and a P/E basis. Using data from Bloomberg, we rank all stocks in these three geographic areas with market capitalizations greater than $100 million into deciles. The bottom decile of price-to-book in the U.S. begins at 1.07 times; Europe starts at .93 times; and Japan begins at .60 times. On a P/E basis, the bottom 10% in the U.S. starts at 10.2 times; Europe is 8 times; and Japan is at 14.3 times. On an earnings basis, the data for Japan may be misleading for two reasons. Because Japan is in recession, corporate earnings are lower than they would be in more normal economic times. In addition, many Japanese companies hold large stock and bond portfolios. If these cash items were deducted from the share price, the resulting P/E ratio would be much lower.

     The portfolio characteristics of the Tweedy, Browne Funds as of March 31, 1999 are as follows:

--------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
Price/Book Value  0.87   Based on 24.92%   Cheaper than 94% of the 8,427 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million in those countries where the
                                           Global Value Fund has investments
-------------------------------------------------------------------------------
Price/Earnings   11.82x  Based on 44.7%    Cheaper than 86% of the 8,427 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million in those countries where the
                                           Global Value Fund has investments
-------------------------------------------------------------------------------
TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Price/Book Value  0.76   Based on 18.14%   Cheaper than 97% of the 3,814 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million that are based in the United
                                           States
-------------------------------------------------------------------------------
Price/Earnings   11.51x  Based on 49.22%   Cheaper than 84% of the 3,814 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million that are based in the United
                                           States
-------------------------------------------------------------------------------

     In both Funds, the balance of the assets is either cash awaiting investment or is invested in companies that are mostly better businesses that should and often do trade at higher P/E ratios, or are stocks that have risen in price and thus P/E ratio, but are still short of our sell price targets. Overall we are comfortable with the basic fundamental financial characteristics of both portfolios. We believe both portfolios have less risk than stocks in general and Internet and technology stocks in particular. We also believe our stocks have significant potential for future gains. If only we could control the realization of those gains, we would not have to worry about being compared to the latest hot stock group. Unfortunately, stocks do not always do what they are told to do when they are told to do it. A stock doesn't know you own it--it doesn't care. However, it has been our experience that over time they do respond and provide more than acceptable rates of return.

     Little has changed at Tweedy, Browne this past year. We added one analyst to our staff who was formerly an investigative reporter for The Wall Street Journal. We have long believed that investment research is much like investigative reporting. It requires a nose for truth and a healthy dose of scepticism. Our goal is to stay small. We enjoy managing money, yours and ours. We do not like managing people. We give people a job and leave them alone to do it. We also enjoy promoting from within, which is happening at an increasing rate. Already, people in the firm are complaining about other departments "poaching" their best people. Our Managing Directors all started at the bottom. We believe others should have the same opportunity to advance if they have the talent.

     The Year 2000. In closing, we'd like to update you on our Year 2000 progress. As we mentioned in our last letter to shareholders, we engaged an outside vendor to assist us in our applications conversion, hardware and software evaluation and testing, and survey and certification of all third party vendors and service providers. To date we are on target with our project plan. Testing of all hardware and software has been completed. Noncompliant hardware and software has been replaced.

     We are regularly contacting all vendors and business associates to assess their Y2K readiness. Our critical vendors, such as the Funds' custodian, transfer agent, and fund administration and accounting providers, are all on schedule for Y2K compliance and will be participating in industry wide testing through the second quarter of 1999. Although we do not believe that we or our mission critical vendors will have any operational difficulties on January 1, 2000 or thereafter, we cannot provide any guarantees that all systems effecting the funds will be free of operational difficulties. Accordingly, we are developing a contingency plan that should minimize any adverse consequences to our or our critical vendors' respective business processes in the event of a temporary disruption.

     Our website, which has been under construction for some time longer than we anticipated, should be available in the latter part of June. Please visit us at www.tweedy.com. In closing, let us say there has been no diminution in our efforts on our common behalf. We are here, we are working and we hope it pays off.

                                     Sincerely,
                                     TWEEDY, BROWNE COMPANY LLC



                                     Christopher H. Browne
                                     William H. Browne
                                     John D. Spears
                                     Thomas H. Shrager
                                     Robert Q. Wyckoff, Jr.
                                     Managing Directors

Footnotes to Table on page 2

(1) MSCI EAFE US $ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.
(2) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25% - 50%) in the U.S.
(3) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the U.S.
(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.
(5) S&P Mid-Cap 400 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends and is generally considered representative of the mid-range sector of the U.S. stock market.
(6) Russell 2000 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends for most periods, that is comprised of the smallest 2000 companies in the Russell 3000 Index and is generally considered representative of U.S. small capitalization stocks.
(7) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.
(8) Morningstar Domestic Stock Funds Average consists of the average returns of all domestic equity mutual funds in the Morningstar Universe.
(9) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Index information is available at month end only; therefore the closest month end to inception date of the Funds, May 31, 1993 and November 30, 1993, respectively, were used except for the Morningstar Domestic Stock Funds Average where the closest date with data available was December 31, 1993.

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio Highlights
March 31, 1999

               Hypothetical Illustration of $10,000 Invested in
              Tweedy, Browne Global Value Fund vs. Morgan Stanley
            Capital International ("MSCI") Europe, Australasia and
            Far East ("EAFE") Index (in U.S. Dollars & Hedged) and
                Morningstar World Stock Funds ("MWSF") Average
                            6/15/93 through 3/31/99

[graph here??]

MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes.

MWSF Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25% - 50%) in the U.S.

Index and Average information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.

       AVERAGE ANNUAL TOTAL RETURN*               AGGREGATE TOTAL RETURN*
      ______________________________       _____________________________________
                                                              Year Inception
                              Without                           Ended (6/15/93)-
 The Fund            Actual  Waivers**                        3/31/99  3/31/99
 _________           ______  _________                        _______  _______
Inception (6/15/93)
  through 3/31/99    15.91%  15.88%     The Fund             33.08%    135.14%
Year Ended 3/31/99    3.03%   3.03%     MSCI EAFE in
                                           (U.S. Dollar)      6.06%     66.64%
                                        MSCI EAFE (Hedged)    4.79%     93.65%
                                        MWSF                  0.15%     97.37%

Note: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
   * Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.
  **  See Note 2 to Financial Statements.

TWEEDY, BROWNE GLOBAL VALUE FUND
Perspective On Assessing Investment Results

March 31, 1999

     In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indexes, including the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East Index
(EAFE) in U.S. dollars and hedged into U.S. dollars. However, the historical results of the MSCI Indices in large measure represents the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it

TWEEDY, BROWNE GLOBAL VALUE FUND
Perspective On Assessing Investment Results

would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments
March 31, 1999

                                                               Market
                                                                Value
     Shares                                                    (Note 1)
     ------                                                    --------
                COMMON STOCKS-95.5%
                Australia-0.0%++
     96,353     Carillon Development Ltd................... $   106,012
                                                            -----------
                Belgium-0.1%
      2,726     Spadel SA..................................   3,217,898
      3,252     Uco Textiles SA............................     344,703
                                                            -----------
                                                              3,562,601
                                                            -----------
                Canada-1.0%
     72,400     Canadian Western Bank......................     971,249
    260,700     Melcor Developments Ltd....................   2,979,182
  1,391,000     National Bank of Canada, Toronto...........  20,319,013
    258,600     Shirmax Fashions Ltd.+.....................     509,662
    785,883     Westfield Minerals Ltd.+...................     728,875
                                                            -----------
                                                             25,507,981
                                                            -----------
                Denmark-0.3%
     11,390     Nordvestbank...............................   1,043,374
    114,800     Unidanmark A/S, Series A...................   7,845,407
                                                            -----------
                                                              8,888,781
                                                            -----------
                Finland-2.5%
    568,027     Huhtamaki Group, Class I...................  20,253,865
      6,200     Huhtamaki Group, Class K...................     221,070
  1,036,900     Kesko Oyj..................................  15,405,101
    257,555     Kone Corporation, Class B..................  27,550,543
                                                            -----------
                                                             63,430,579
                                                            -----------
                France-2.7%
     28,459     Bongrain SA................................  10,682,538
      5,229     Christian Dior SA..........................     671,778
    128,228     Compagnie Financiere de Paribas............  14,326,114
     35,044     Compagnie Fives-Lille......................   2,480,161
     57,700     Compagnie Lebon SA.........................   2,581,078
    188,692     Dollfus-Mieg & Cie SA+.....................   1,235,524
     35,155     Financiere Marc de Lacharriere SA..........   3,608,575
     57,292     Fonciere, Financiere et de Participation...   3,305,676
      5,229     LVMH Moet Hennessey........................   1,296,661
     21,145     Mecelec SA.................................     240,581
     36,372     NSC Groupe.................................   3,085,047
     18,699     Precia+....................................     168,706
     69,000     PSA Peugeot Citroen........................   9,930,664
    994,617     Rhodia SA+.................................  14,938,110
      9,340     Signaux Girod..............................     200,828
                                                            -----------
                                                             68,752,041
                                                            -----------
                Germany-1.1%
     61,660     Kaufring AG................................   1,998,710
     61,140     Lindner Holding............................   1,109,838
    332,075     Moebel Walther AG..........................   5,740,915
     37,085     Sinn Leffers AG............................   5,609,851
     15,018     Springer (Axel) Verlag AG, Class A.........  14,441,992
                                                            -----------
                                                             28,901,306
                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                                Market
                                                                Value
    Shares                                                     (Note 1)
    ------                                                     --------
                COMMON STOCKS
                Hong Kong-3.8%
 15,811,309     Asean Resources Holdings Ltd.+............. $ 1,203,777
 26,823,000     CDL Hotels International Ltd...............   8,307,013
  1,236,000     Dickson Concepts International Ltd.+.......   1,004,813
  1,674,000     Fountain Set Holdings......................     226,815
  1,004,000     Grand Hotel Holdings Ltd...................     129,557
  4,602,000     Harbour Ring International Holdings........     172,214
  5,404,000     Jardine International Motor Holdings Ltd...   2,074,573
 13,622,500     Jardine Strategic Holdings Ltd.............  23,022,025
 38,873,000     South China Morning Post (Holdings) Ltd....  21,569,637
 24,204,500     Swire Pacific Ltd., Class B................  16,553,823
  9,034,500     Wing Hang Bank Ltd.........................  24,015,833
                                                            -----------
                                                             98,280,080
                                                            -----------
                Ireland-1.5%
  2,733,087     Crean (James) PLC..........................   3,248,412
  7,252,955     Independent Newspapers PLC.................  32,914,649
  1,105,000     Unidare PLC................................   2,984,883
                                                            -----------
                                                             39,147,944
                                                            -----------
                Italy-3.0%
    741,850     Banco di Sardegna Risp.....................  13,105,658
    472,500     Bassetti SPA...............................   2,859,004
  1,530,230     Burgo (Cartiere) SPA.......................  10,747,193
    323,000     Cementerie di Barletta.....................   1,165,666
  1,156,450     Cristalleria Artistica.....................   3,548,707
    276,925     IMI SPA....................................   4,503,225
    469,862     Industrie Zignago..........................   4,721,481
  1,150,500     Maffei SPA.................................   1,529,033
    237,000     Marangoni SPA..............................     806,648
  1,782,500     Mondadori (Arnoldo) Editore SPA............  26,674,992
  8,072,735     Montefibre SPA.............................   4,753,814
    493,000     Vincenzo Zucchi SPA........................   3,648,904
                                                            -----------
                                                             78,064,325
                                                            -----------
                Japan-19.2%
    220,000     Agro-Kanesho Company Ltd...................   1,672,085
    634,000     Aichi Electric Company Ltd.................   1,017,270
    582,480     Aiful Corporation..........................  39,696,099
    477,000     Amatsuji Steel Ball Manufacturing Company..   4,028,206
    323,000     Belluna Company Ltd........................   4,337,035
     47,000     CCI Corporation............................     301,651
    101,000     Charle Company.............................     938,226
    555,500     Chiyoda Company............................   4,597,305
    774,040     Chofu Seisakusho Company...................   9,857,301
    206,200     Cosel Company Ltd..........................   2,298,560
    270,000     Credia Company Ltd.........................   4,742,642
    349,000     Daido Metal Company........................   1,022,700
  1,356,000     Danto Corporation..........................   6,469,957
    526,000     Denkyosha..................................   2,332,053


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999

                                                                       Market
                                                                       Value
    Shares                                                            (Note 1)
    ------                                                            --------
              COMMON STOCKS
              Japan-(Continued)
    189,000   Denyo Company Ltd......................................$ 1,236,963
  1,765,000   Dowa Fire & Marine Insurance Company...................  6,036,609
    127,100   Fidelity Japan OTC & Regional Market Fund Ltd.+........  1,060,014
    650,000   Fidelity Japanese Values Trust+........................    512,747
  1,095,000   Fuji Coca-Cola Bottling Company........................ 13,685,766
    618,000   Fuji Photo Film Ltd.................................... 23,380,822
  1,664,000   Fujisawa Pharmaceutical Company........................ 26,207,491
  2,208,000   Fujitec Company Ltd.................................... 17,937,727
    624,000   Fukuda Denshi.......................................... 10,117,637
    544,000   Gakken Company Ltd.+...................................    643,162
  2,431,000   Hitachi Koki Company Ltd...............................  7,164,793
    585,000   Hitachi Medical Corporation............................  6,575,476
     48,000   Idec Izumi Corporation.................................    241,591
    126,000   Inaba Denkisangyo Company Ltd..........................  1,298,146
     39,900   Kahma Company Ltd......................................    240,583
  1,418,000   Kansai Paint Company Ltd...............................  3,760,098
    185,000   Kansui Kosiado Company Ltd.............................  1,204,535
    150,000   Kato Sangyo Company Ltd................................    899,379
    318,000   Katsuragawa Electric Company...........................  1,799,265
    193,000   Kawagishi Bridge Works.................................    503,626
      3,000   Kinki Coca-Cola Bottling Company.......................     40,713
    155,100   Kita Kyushu Coca-Cola Bottling.........................  6,562,099
  1,591,000   Koito Manufacturing....................................  7,604,662
    312,000   Kokura Enterprise Company..............................  1,659,925
    180,000   Koyosha Inc............................................    585,230
    764,000   Mandom Corporation.....................................  8,903,602
    111,000   Matsumoto Yushi-Seiyaku Company........................  2,230,967
  1,941,000   Matsushita Electric Industrial Company................. 37,864,375
    371,000   Meito Sangyo Company...................................  3,571,676
    278,000   Mitsubishi Pencil Company Ltd..........................  1,922,746
    495,000   Morito.................................................  2,215,513
    385,000   Nankai Plywood Company Ltd.............................  1,648,398
    342,000   Nippon Broadcasting System Inc......................... 13,891,990
  1,155,000   Nippon Cable System....................................  8,924,756
  1,060,000   Nippon Konpo Unyu Soko.................................  7,474,560
     90,000   Nissei Plastic Industrial Company Ltd..................    554,068
    242,500   Nissin Company Ltd.....................................  7,126,631
    409,000   Nittetsu Mining........................................  1,122,535
    551,000   Nitto FC Company.......................................  1,907,782
    342,000   Oak....................................................    456,327
    319,600   Osaka Steel Company Ltd................................  1,171,358
    287,103   Prospect Japan Fund Ltd................................  1,955,171
    867,000   Riken Vitamin..........................................  9,152,134
     16,000   Rock Paint.............................................     92,555
    452,000   Sangetsu Company Ltd...................................  7,252,460
    232,000   Sanko Sangyo Company...................................  1,763,290

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                                 Market
                                                                  Value
    Shares                                                       (Note 1)
    ------                                                    -----------
              COMMON STOCKS
              Japan-(Continued)
     32,000   Sanyo Coca-Cola Bottling Company Ltd...........$     702,614
    689,960   Sanyo Shinpan Finance Company Ltd..............   29,366,199
    213,000   Sasakura Engineering Company Ltd...............      717,705
    173,000   Shaddy Company Ltd.............................    1,709,327
    760,600   Shikoku Coca-Cola Bottling.....................   11,561,711
    455,000   Shingakukai....................................    1,387,113
    461,800   Shinki Company Ltd.............................    7,760,689
  3,431,000   Shionogi & Company Ltd.........................   30,133,345
    452,000   SK Kaken Company Ltd...........................    6,756,239
    712,000   Sonton Food Industry...........................    6,493,772
    405,000   Sotoh Company Ltd..............................    2,052,105
    252,200   Sysmex Corporation.............................    3,918,828
    337,000   Tachi-S........................................    1,565,258
    183,000   Taisei Fire & Marine Insurance Company.........      384,808
      8,100   Takano Company Ltd.............................       62,931
    263,200   Takefuji Corporation...........................   20,226,492
    377,000   Takigami Steel Construction Company Ltd........      974,218
    261,000   Teikoku Hormone Manufacturing Company..........    2,160,030
    269,000   TENMA Corporation..............................    3,589,241
     59,000   Tomita Electric Company Ltd....................      201,790
    387,000   Torii Company Ltd..............................    1,209,222
    997,000   Torishima Pump Manufacturing...................    3,898,248
    145,000   Toso Company Ltd...............................      428,577
    524,000   Toyo Technical Company Ltd.....................    3,097,581
    890,500   Tsubaki Nakashima Company Ltd..................    5,978,529
    232,100   Tsuchiya Home Company..........................      931,026
    793,000   U-Shin.........................................    2,517,992
    356,000   Zojirushi......................................    2,284,846
                                                               -----------
                                                               497,543,479
                                                              ------------
              Malaysia-0.2%
    610,000   Sapura Telecommunications Berhad...............     117,956
  5,928,000   Star Publications (Malaysia)...................   5,567,735
  1,833,000   Tractor Malaysia Holdings Berhad...............     438,840
                                                              -----------
                                                                6,124,531
                                                              -----------
              Mexico-0.0%++
     43,000   Grupo Continental SA...........................     121,999
                                                              -----------
              Netherlands-6.3%
    815,100   Akzo NV Ord....................................  30,208,558
    132,815   Arnhemsche Maatschaappij.......................   1,478,119
      7,250   Crown Van Gelder Gemeenschappelijk Bezit NV....     113,588
    747,858   European Vinyls Corporation International NV...   5,414,008
    873,324   Holdingmaatschappij de Telegraaf NV............  22,033,692
  1,053,614   Koninklijke Bols Wessanen NV...................  14,230,381
     42,425   Koninklijke Grolsch NV.........................     960,353
     69,637   Koninklijke Pakhoed NV+........................   1,689,201

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                                Market
                                                                 Value
    Shares                                                     (Note 1)
    ------                                                     --------
              COMMON STOCKS
              Netherlands-(Continued)
    386,002   Twentsche Kabel Holding....................... $ 11,678,110
    828,400   Unilever NV CVA...............................   57,598,825
  1,139,976   Wegener Arcade NV.............................   17,306,013
                                                             ------------
                                                              162,710,848
                                                             ------------
              New Zealand-1.9%
 17,078,509   Air New Zealand Ltd...........................   29,686,933
  5,742,400   Carter Holt Harvey Ltd........................    5,405,527
  3,388,000   Independent Newspaper Ltd.....................   14,134,161
    164,600   Radio Pacific Ltd.............................      466,592
                                                             ------------
                                                               49,693,213
                                                             ------------
              Norway-0.6%
  1,269,100   Schibsted ASA.................................   15,118,115
                                                             ------------
              Singapore-6.6%
  6,334,500   Cycle & Carriage Ltd..........................   26,783,580
  8,271,000   Fraser & Neave Ltd............................   29,462,294
  9,801,000   Overseas Union Bank Ltd.......................   34,628,497
  3,509,000   Robinson and Company Ord......................    9,349,204
  4,033,800   Singapore Press Holdings Ltd.*................   44,625,346
    767,000   Times Publishing Ltd..........................    1,155,054
  3,765,000   United Overseas Bank Ltd......................   23,551,694
                                                             ------------
                                                              169,555,669
                                                             ------------
              South Africa-0.6%
  3,906,770   Sappi Ltd.....................................   16,548,334
                                                             ------------
              Spain-0.3%
     31,598   Indo Internacional SA.........................    1,529,546
     80,898   Prim SA.......................................      869,733
    376,152   Unipapel SA...................................    4,877,189
                                                             ------------
                                                                7,276,468
                                                             ------------
              Sweden-5.2%
    149,885   BRIO AB, Class B+.............................      894,237
    204,000   Lundbergforetagen AB, Class B.................    2,670,157
  2,049,100   Pharmacia & Upjohn Inc., Depository Shares....  128,988,762
    138,400   VLT AB, Class B...............................    1,238,573
                                                             ------------
                                                              133,791,729
                                                             ------------
              Switzerland-12.4%
         33   Bank of International Settlements America.....      185,939
     35,528   Banque Cantonale Vaudoise.....................   10,460,020
      4,283   Bobst SA, Bearer..............................    5,072,927
        250   Bobst SA, Registered..........................      150,592
        300   Bucher Holding AG, Bearer.....................      247,716
     44,480   Compagnie Financiere Richemont AG.............   74,058,071
      3,765   Daetwyler Holding AG, Bearer..................    6,396,041
     85,175   Edipresse SA, Bearer..........................   19,600,338


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999

                                                                      Market
                                                                       Value
      Shares                                                         (Note 1)
      ------                                                         --------
              COMMON STOCKS
              Switzerland-(Continued)
      15,460  Forbo Holding AG....................................  $  6,435,127
       2,200  Golay Buchel Holding SA, Bearer.....................     1,459,222
      10,780  Helvetia Patria Holding, Registered.................     8,397,821
      29,327  Loeb Holding AG.....................................     5,756,230
      57,089  Nestle SA, Registered...............................   103,900,048
       6,698  Novartis AG, Bearer.................................    10,925,333
      10,329  Novartis AG, Registered.............................    16,785,062
      50,900  Safra Republic Holdings SA..........................     2,144,518
      45,175  SAirGroup, Registered...............................     9,738,232
       9,811  Sarna Kunsstoff Holding AG, Registered..............    12,417,306
      21,161  SIG Schweizerishe...................................    12,173,841
         384  Societe Europeenne de Communication SA, Class A, ADR+        4,728
       3,451  Societe Europeenne de Communication SA, Class B, ADR+       43,568
       3,355  Vetropack Holding AG, Bearer........................       408,731
      19,135  Zehnder Holding, Bearer.............................     8,029,577
       9,854  Zschokke Holding AG, Registered+....................     2,274,257
       6,950  ZZ Holding AG.......................................     5,056,684
                                                                  --------------
                                                                     322,121,929
                                                                  --------------
              Thailand-0.0%++
     132,300  S & J Enterprises Public Company Ltd................        81,025
                                                                  --------------
              United Kingdom-13.1%
   1,866,739  Alumasc Group PLC...................................     2,756,817
   5,787,000  Arjo Wiggins Appleton PLC...........................    12,982,896
   2,147,400  Bernard Matthews PLC................................     4,471,013
     455,000  British Mohair Holdings PLC.........................       598,511
   7,412,341  British Steel Ord...................................    15,283,387
   4,069,445  BTR PLC.............................................    17,947,281
     458,000  Burtonwood Brewery PLC..............................     1,142,082
  11,431,603  Caradon PLC.........................................    25,185,066
   3,979,658  Carclo Engineering Group PLC........................     7,482,987
   1,470,000  Courtaulds Textiles PLC.............................     3,641,908
     181,905  Diageo PLC..........................................     2,043,418
   7,369,666  Dowding & Mills PLC.................................     5,352,586
   1,408,668  Dyson (J&J) PLC, Class A, Non-voting................     1,762,031
   4,544,753  Elementis PLC.......................................     6,821,762
     173,269  Ellis & Everard PLC.................................       514,567
   1,933,000  European Motor Holdings PLC.........................     2,027,909
     803,000  Folkes Group PLC....................................       693,382
     427,800  Glaxo Wellcome PLC, Units, Sponsored ADR............    28,635,863
   3,079,000  Glynwed International PLC...........................     9,591,142
   1,098,479  Hardys & Hansons PLC................................     4,441,225
     976,239  HSBC Holdings.......................................    31,087,554
     101,733  HSBC Holdings PLC...................................     3,280,656
     515,000  Intercare Group PLC.................................       610,939
     350,000  Johnston Group PLC..................................     1,821,802

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                               Market
                                                                Value
      Shares                                                  (Note 1)
      ------                                                  --------
                 COMMON STOCKS
                 United Kingdom-(Continued)
     4,545,154   McAlpine (Alfred) PLC................... $   12,470,987
     6,900,000   Mirror Group PLC........................     23,498,214
     1,777,545   Molins PLC..............................      3,944,814
     3,027,120   Nycomed Amersham PLC....................     26,383,154
       584,000   Partridge Fine Art Ord..................        692,793
    19,107,025   Pilkington PLC..........................     25,441,946
     1,947,500   Regal Hotel Group PLC...................        895,830
     4,562,511   Rexam PLC...............................     15,132,792
     3,493,490   Sherwood Group PLC......................      1,409,623
       277,100   SmithKline Beecham PLC, Units, ADR......     19,812,650
       779,500   Swan Hill Group PLC.....................        754,867
       153,509   Thistle Hotels PLC......................        415,004
     3,001,672   Time Products PLC.......................      4,190,662
     1,200,000   Union PLC...............................        406,728
     1,537,500   Wolverhampton & Dudley Breweries PLC....     12,134,651
        37,500   Young & Company's Brewery PLC, Class A..        459,990
                                                          --------------
                                                             338,221,489
                                                          --------------
                 United States-13.1%
       221,000   American Express Company................     25,967,500
        75,700   American National Insurance Company.....      5,048,245
       333,097   Bank One Corporation....................     18,341,154
       514,800   Chase Manhattan Corporation.............     41,859,675
        81,500   Coca-Cola Bottling Company..............      4,513,063
       348,300   Comerica, Inc...........................     21,746,981
       230,400   Federal Home Loan Mortgage Corporation..     13,161,600
        70,000   GATX Corporation........................      2,305,625
       200,000   Harland (John H.) Company...............      2,587,500
       197,100   Household International Inc.............      8,992,688
       454,000   MBIA Inc................................     26,332,000
        73,125   Mercantile Bancorp Inc..................      3,473,438
        79,700   NAC Re Corporation......................      4,278,894
     2,679,334   Panamerican Beverages Inc., Class A.....     47,055,803
       319,600   Philip Morris Companies Inc.............     11,245,925
       460,000   PNC Bank Corporation....................     25,558,750
       596,000   Popular Inc.............................     18,420,125
       118,400   Standard Motor Products Inc.............      2,449,400
        74,100   Syms Corporation+.......................        551,119
       294,600   Transatlantic Holdings Inc..............     22,095,000
        20,000   Tremont Corporation.....................        352,500
       551,000   UST Inc.................................     14,394,875
       525,000   Wells Fargo & Company...................     18,407,813
                                                          --------------
                                                             339,139,673
                                                          --------------
                 TOTAL COMMON STOCKS
                 (Cost $2,058,323,719)...................  2,472,690,151
                                                          --------------
                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999



Market
                                                                           Value
    Shares                                                                (Note
1)
    ------      PREFERRED STOCKS-0.8%                                     ------
--
       23,044   KSB AG...................................................$
2,987,887
      136,187   Moebel Walther AG........................................
2,339,687
      160,556   Villeroy & Boch AG.......................................
15,786,757
                                                                         -------
----
                TOTAL PREFERRED STOCKS
                (Cost $26,907,456).......................................
21,114,331
                                                                          ------
----
   Face
  Value
  -----
                CONVERTIBLE CORPORATE BOND-0.0%++
                (Cost $104,039)
JPY 9,000,000   Shikoku Coca-Cola Bottling, 2.400% due 3/29/02...........
103,365
                                                                          ------
----
                COMMERCIAL PAPER-1.6%
                (Cost $40,000,000)
$  40,000,000   General Electric Capital Corporation, 5.060% due 4/1/99..
40,000,000
                                                                          ------
----
                U.S. TREASURY BILLS-0.5%
    3,000,000   5.330%** due 7/22/99.....................................
2,959,110
   10,000,000   4.501%** due 1/6/00......................................
9,656,200
                                                                          ------
----
                TOTAL U.S. TREASURY BILLS
                (Cost $12,618,764).......................................
12,615,310
                                                                          ------
----
                REPURCHASE AGREEMENT-1.8%
                (Cost $47,659,000)
   47,659,000   Agreement with UBS Securities Inc., 4.880% dated 3/31/99, to be repurchased at $47,665,460 on 4/1/99, collateralized by
                $36,933,000 U.S. Treasury Notes, 11.750% due 2/15/10
                (market value $48,347,605)...............................
47,659,000
                                                                          ------
----

TOTAL INVESTMENTS (Cost $2,185,612,978*)................    100.2%
2,594,182,157
OTHER ASSETS AND LIABILITIES (Net)......................     (0.2)
(4,608,186)
                                                            -----     ----------
----
NET ASSETS..............................................    100.0%
$2,589,573,971
                                                            =====
==============
----------------

         *   Aggregate cost for Federal tax purposes was $2,215,192,866.
        **   Rate represents annualized yield at date of purchase (unaudited).
         +   Non-income producing security.
        ++   Amount represents less than 0.1% of net assets.

Abbreviations:
ADR   American Depository Receipt
JPY   Japanese Yen
Ord   Ordinary Share


                       SEE NOTES TO FINANCIAL STATEMENTS


TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999




                                   Percentage of   Market Value
Sector Diversification               Net Assets     (Note 1)
----------------------             -------------   ------------
COMMON STOCKS:
Food and Beverages..................... 12.5%   $  324,605,165
Banking................................ 12.1       313,026,481
Pharmaceuticals........................ 11.2       290,031,690
Printing and Publishing................ 10.3       266,505,575
Financial Services.....................  8.3       214,308,368
Manufacturing..........................  3.9       101,653,882
Tobacco................................  3.4        88,452,946
Machinery..............................  3.0        77,237,753
Chemicals..............................  3.0        76,907,093
Consumer Non-Durables..................  2.6        66,502,427
Retail.................................  2.5        64,878,388
Consumer Durables......................  2.4        63,167,943
Autos..................................  2.4        61,662,453
Holdings...............................  2.0        52,424,851
Forest Products........................  2.0        50,674,728
Engineering and Construction...........  1.8        46,924,113
Transportation.........................  1.8        46,899,725
Insurance..............................  1.6        41,962,482
Building Materials.....................  1.5        39,665,285
Glass Products.........................  1.1        29,399,384
Mining and Metal Fabrication...........  0.9        22,184,606
Electronics............................  0.9        21,823,636
Construction Materials.................  0.7        18,852,433
Wholesale..............................  0.7        17,700,015
Textiles...............................  0.6        16,526,759
Radio..................................  0.6        14,358,582
Leisure................................  0.4        10,813,856
Health Care............................  0.3         8,105,022
Real Estate............................  0.3         6,342,721
Medical Research and Supplies..........  0.2         5,399,500
Other..................................  0.5        13,692,289
                                       -----    --------------
Total Common Stocks.................... 95.5     2,472,690,151
Preferred Stocks.......................  0.8        21,114,331
Convertible Corporate Bond.............  0.0++         103,365
Commercial Paper.......................  1.6        40,000,000
U.S. Treasury Bills....................  0.5        12,615,310
Repurchase Agreement...................  1.8        47,659,000
Other Assets and Liabilities (Net)..... (0.2)       (4,608,186)
                                       -----    --------------
Net Assets.............................100.0%   $2,589,573,971
                                       =====    ==============
---------------

++   Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999

                                                 Contract      Market
                                                  Value         Value
  Contracts                                        Date        (Note 1)
  ---------                                      --------      --------
FORWARD EXCHANGE CONTRACTS TO BUY
  2,574,000   Canadian Dollar...................  5/6/99 $    1,705,395
    956,410   Canadian Dollar................... 7/23/99        633,923
 12,300,000   Danish Krona......................  7/2/99      1,796,293
  5,069,250   Danish Krona...................... 7/23/99        741,121
  4,782,375   European Economic Union Euro......  4/6/99      5,168,619
 20,526,608   European Economic Union Euro...... 4/12/99     22,192,531
  2,039,920   European Economic Union Euro......  5/6/99      2,208,657
 18,790,845   European Economic Union Euro......  6/8/99     20,383,730
     89,724   Great Britain Pound Sterling......  4/9/99        144,803
 23,991,000   Hong Kong Dollar.................. 4/12/99      3,095,064
 19,833,750   Hong Kong Dollar.................. 4/23/99      2,558,059
 53,127,650   Hong Kong Dollar..................  5/6/99      6,850,078
 38,947,625   Hong Kong Dollar..................  6/1/99      5,018,886
  3,354,454   New Zealand Dollar................  5/6/99      1,794,904
 15,500,000   Norwegian Krone................... 8/27/99      1,997,582
 22,700,000   South African Rand................  6/8/99      3,618,687
 12,864,000   Singapore Dollar..................  5/6/99      7,473,504
 10,378,800   Singapore Dollar.................. 5/25/99      6,039,329
 22,454,900   Singapore Dollar..................  6/8/99     13,081,660
  1,262,800   Singapore Dollar.................. 6/17/99        736,231
  2,620,200   Singapore Dollar..................  7/2/99      1,529,495
 13,987,800   Swiss Franc....................... 4/12/99      9,477,825
 32,754,990   Swiss Franc....................... 5/17/99     22,278,850
 15,577,650   Swiss Franc.......................  6/8/99     10,620,039
 38,899,350   Swiss Franc....................... 7/23/99     26,646,638
                                                         --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(Contract Amount $187,770,563)..................         $  177,791,903
                                                         ==============
FORWARD EXCHANGE CONTRACTS TO SELL
    153,971   Australian Dollar.................12/23/99 $      (97,827)
  2,574,000   Canadian Dollar...................  5/6/99     (1,705,395)
 15,104,775   Canadian Dollar................... 5/17/99    (10,008,066)
  7,920,550   Canadian Dollar...................  6/1/99     (5,248,290)
  1,754,400   Canadian Dollar...................  7/2/99     (1,162,655)
    956,410   Canadian Dollar................... 7/23/99       (633,923)
  8,267,860   Canadian Dollar...................12/23/99     (5,488,130)
  2,250,750   Canadian Dollar................... 3/27/00     (1,495,595)
  4,517,400   Canadian Dollar................... 3/29/00     (3,001,816)
 67,890,000   Danish Krona......................  7/2/99     (9,914,664)
  5,069,250   Danish Krona...................... 7/23/99       (741,121)
  9,366,000   Danish Krona......................12/23/99     (1,381,003)
      9,496   European Economic Union Euro......  4/1/99        (10,261)
     55,781   European Economic Union Euro......  4/8/99        (60,293)


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999



                                                Contract     Market
                                                 Value       Value
  Contracts                                       Date      (Note 1)
  ---------                                     --------    --------
FORWARD EXCHANGE CONTRACTS TO SELL
      22,687   European Economic Union Euro....  4/9/99   $    (24,523)
  24,672,350   European Economic Union Euro.... 4/12/99    (26,674,738)
  10,044,334   European Economic Union Euro.... 4/23/99    (10,866,801)
  10,250,555   European Economic Union Euro....  5/6/99    (11,098,459)
  19,205,407   European Economic Union Euro.... 5/17/99    (20,807,169)
   5,360,415   European Economic Union Euro.... 5/25/99     (5,810,148)
  18,377,028   European Economic Union Euro....  6/1/99    (19,926,838)
  20,133,741   European Economic Union Euro....  6/8/99    (21,840,463)
  22,158,655   European Economic Union Euro.... 6/17/99    (24,049,424)
  11,490,619   European Economic Union Euro....  7/2/99    (12,482,007)
  15,806,432   European Economic Union Euro.... 7/15/99    (17,184,108)
   8,271,479   European Economic Union Euro....  8/2/99     (9,002,507)
   1,700,382   European Economic Union Euro.... 8/13/99     (1,851,929)
   6,861,561   European Economic Union Euro.... 8/27/99     (7,479,608)
  14,005,616   European Economic Union Euro....10/27/99    (15,327,457)
  23,462,883   European Economic Union Euro.... 11/5/99    (25,692,808)
  10,029,764   European Economic Union Euro....11/12/99    (10,988,156)
   4,003,750   European Economic Union Euro....11/15/99     (4,387,210)
  17,009,988   European Economic Union Euro....11/22/99    (18,647,872)
  17,767,622   European Economic Union Euro....12/10/99    (19,501,955)
  19,649,003   European Economic Union Euro....12/23/99    (21,585,749)
   8,868,601   European Economic Union Euro....12/31/99     (9,747,967)
   2,531,815   European Economic Union Euro....  1/4/00     (2,783,601)
   9,630,684   European Economic Union Euro.... 1/18/00    (10,598,350)
  21,620,687   European Economic Union Euro.... 2/11/00    (23,831,200)
  39,268,184   European Economic Union Euro.... 2/25/00    (43,323,379)
  19,715,028   European Economic Union Euro.... 3/27/00    (21,795,903)
  16,197,246   European Economic Union Euro.... 3/29/00    (17,909,222)
     910,747   Great Britain Pound Sterling....  5/6/99     (1,469,458)
   8,098,679   Great Britain Pound Sterling.... 5/25/99    (13,065,911)
  13,083,297   Great Britain Pound Sterling....  6/8/99    (21,106,571)
  11,990,408   Great Britain Pound Sterling....  7/2/99    (19,341,799)
  24,843,949   Great Britain Pound Sterling.... 7/23/99    (40,075,910)
   9,319,664   Great Britain Pound Sterling.... 8/27/99    (15,033,592)
  17,925,430   Great Britain Pound Sterling....10/20/99    (28,923,471)
   4,866,180   Great Britain Pound Sterling.....11/5/99     (7,853,287)
   4,276,637   Great Britain Pound Sterling....11/15/99     (6,902,672)
   3,644,094   Great Britain Pound Sterling....11/22/99     (5,882,209)
   5,442,671   Great Britain Pound Sterling....12/31/99     (8,789,494)
  19,680,197   Great Britain Pound Sterling.... 2/11/00    (31,797,833)
  12,503,126   Great Britain Pound Sterling.... 2/25/00    (20,204,995)
  12,309,965   Great Britain Pound Sterling.... 3/13/00    (19,896,856)
  12,174,337   Great Britain Pound Sterling.... 3/27/00    (19,680,905)
  14,729,348   Great Britain Pound Sterling.... 3/29/00    (23,811,878)
  23,991,000   Hong Kong Dollar................ 4/12/99     (3,095,064)
  19,833,750   Hong Kong Dollar................ 4/23/99     (2,558,059)
  53,127,650   Hong Kong Dollar................  5/6/99     (6,850,077)
  77,895,250   Hong Kong Dollar................  6/1/99    (10,037,772)


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999


                                          Contract           Market
                                           Value             Value
  Contracts                                 Date             (Note 1)
  ---------                                 ----             --------
FORWARD EXCHANGE CONTRACTS TO SELL
   30,765,500   Hong Kong Dollar..........  7/2/99       $  (3,961,548)
   32,712,400   Hong Kong Dollar.......... 7/23/99          (4,208,334)
   93,345,500   Hong Kong Dollar..........  8/2/99         (12,003,255)
   35,110,757   Hong Kong Dollar.......... 9/14/99          (4,506,286)
  158,880,000   Hong Kong Dollar..........10/20/99         (20,346,784)
   56,100,100   Hong Kong Dollar.......... 11/5/99          (7,176,314)
  127,448,000   Hong Kong Dollar..........11/12/99         (16,295,091)
   55,548,500   Hong Kong Dollar.......... 1/18/00          (7,068,746)
   31,663,200   Hong Kong Dollar..........  3/6/00          (4,015,573)
   94,668,000   Hong Kong Dollar.......... 3/27/00         (11,988,146)
    3,972,040   Japanese Yen..............  4/1/99             (33,543)
    3,633,718   Japanese Yen..............  4/2/99             (30,686)
   45,628,893   Japanese Yen..............  4/5/99            (385,514)
3,416,175,000   Japanese Yen.............. 4/12/99         (28,895,014)
3,714,900,000   Japanese Yen.............. 4/23/99         (31,476,551)
4,131,270,000   Japanese Yen..............  5/6/99         (35,069,969)
3,815,400,000   Japanese Yen.............. 5/25/99         (32,466,625)
5,156,000,000   Japanese Yen..............  6/1/99         (43,913,134)
2,475,605,000   Japanese Yen..............  6/8/99         (21,103,136)
  379,288,000   Japanese Yen..............  7/2/99          (3,243,157)
4,761,792,500   Japanese Yen.............. 7/15/99         (40,790,653)
2,407,984,000   Japanese Yen..............  8/2/99         (20,679,363)
2,302,420,000   Japanese Yen.............. 8/13/99         (19,803,179)
2,235,400,000   Japanese Yen..............11/12/99         (19,475,158)
  466,720,000   Japanese Yen..............11/15/99          (4,067,878)
2,919,000,000   Japanese Yen..............12/10/99         (25,532,327)
  559,500,000   Japanese Yen..............12/24/99          (4,903,646)
  329,130,000   Japanese Yen..............  1/4/00          (2,889,104)
  544,050,000   Japanese Yen.............. 2/16/00          (4,804,735)
1,275,010,000   Japanese Yen.............. 2/25/00         (11,274,406)
7,505,550,000   Japanese Yen..............  3/6/00         (66,461,833)
2,684,405,000   Japanese Yen.............. 3/13/00         (23,793,818)
2,810,250,000   Japanese Yen.............. 3/29/00         (24,965,714)
    3,354,454   New Zealand Dollar........  5/6/99          (1,794,903)
   12,514,440   New Zealand Dollar........  6/8/99          (6,698,677)
    1,829,268   New Zealand Dollar........  7/2/99            (979,417)
    9,914,733   New Zealand Dollar........  8/2/99          (5,309,959)
    2,067,825   New Zealand Dollar........ 8/27/99          (1,107,696)
    1,359,487   New Zealand Dollar........ 9/14/99            (728,370)
    7,517,384   New Zealand Dollar........10/27/99          (4,029,066)
    6,753,497   New Zealand Dollar........ 11/5/99          (3,619,926)
    9,293,680   New Zealand Dollar........11/12/99          (4,981,779)
   28,790,787   New Zealand Dollar........12/23/99         (15,438,376)
    3,723,008   New Zealand Dollar........ 3/13/00          (1,997,749)
   12,025,902   New Zealand Dollar........ 3/27/00          (6,454,592)
   96,660,880   Norwegian Krone........... 8/27/99         (12,457,294)


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999


                                  Contract          Market
                                    Value            Value
     Contracts                       Date          (Note 1)
     ---------                    --------         --------
FORWARD EXCHANGE CONTRACTS TO SELL
 11,738,250   Norwegian Krone......12/23/99    $  (1,512,077)
 26,956,300   Norwegian Krone...... 2/11/00       (3,472,408)
    347,625   Singapore Dollar.....  4/5/99         (201,401)
    219,154   Singapore Dollar.....  4/7/99         (126,993)
 12,864,000   Singapore Dollar.....  5/6/99       (7,473,503)
 10,378,800   Singapore Dollar..... 5/25/99       (6,039,329)
 22,454,900   Singapore Dollar.....  6/8/99      (13,081,660)
  1,262,800   Singapore Dollar..... 6/17/99         (736,231)
  2,620,200   Singapore Dollar.....  7/2/99       (1,529,495)
 56,464,000   Singapore Dollar..... 7/15/99      (32,992,019)
 32,740,200   Singapore Dollar.....  8/2/99      (19,155,980)
 48,300,000   Singapore Dollar.....10/20/99      (28,419,315)
 12,796,000   Singapore Dollar..... 11/5/99       (7,536,604)
 16,337,000   Singapore Dollar.....11/15/99       (9,628,206)
 14,447,700   Singapore Dollar.....11/22/99       (8,518,475)
 32,456,000   Singapore Dollar.....12/10/99      (19,157,834)
  5,667,200   Singapore Dollar.....12/23/99       (3,347,898)
 29,745,000   Singapore Dollar..... 1/18/00      (17,600,358)
 33,900,000   Singapore Dollar..... 2/25/00      (20,106,375)
 28,210,000   South African Rand...  6/8/99       (4,497,056)
 35,490,000   South African Rand... 6/17/99       (5,644,608)
 19,600,000   South African Rand...  8/2/99       (3,084,874)
  5,865,840   South African Rand... 8/27/99         (918,193)
 21,966,000   South African Rand...11/12/99       (3,383,966)
 20,160,000   South African Rand... 3/29/00       (3,022,829)
 31,834,000   Swedish Krona........ 4/12/99       (3,878,245)
 78,088,000   Swedish Krona........ 4/23/99       (9,519,158)
 22,860,000   Swedish Krona........ 5/25/99       (2,791,771)
 34,749,450   Swedish Krona........  6/1/99       (4,245,454)
 26,928,000   Swedish Krona........ 6/17/99       (3,292,872)
 23,613,000   Swedish Krona........  7/2/99       (2,889,980)
 37,240,450   Swedish Krona........ 7/23/99       (4,563,511)
 41,257,000   Swedish Krona........ 8/27/99       (5,066,189)
 84,808,900   Swedish Krona........11/12/99      (10,463,605)
 24,066,900   Swedish Krona........11/22/99       (2,971,212)
 11,893,050   Swedish Krona........12/23/99       (1,471,140)
 38,448,500   Swedish Krona........ 1/18/00       (4,763,755)
 32,340,000   Swedish Krona........ 3/29/00       (4,024,762)
    154,507   Swiss Franc..........  4/6/99         (104,620)
 13,987,800   Swiss Franc.......... 4/12/99       (9,477,825)
  1,454,300   Swiss Franc.......... 4/23/99         (986,616)
 32,754,990   Swiss Franc.......... 5/17/99      (22,278,850)
 31,281,800   Swiss Franc..........  6/1/99      (21,310,575)
 15,577,650   Swiss Franc..........  6/8/99      (10,620,039)
  5,892,000   Swiss Franc..........  7/2/99       (4,027,053)
 38,899,350   Swiss Franc.......... 7/23/99      (26,646,638)
 64,250,000   Swiss Franc..........10/27/99      (44,464,362)



                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999




                                  Contract              Market
                                   Value                 Value
   Contracts                       Date                 (Note 1)
   ---------                      --------              --------
FORWARD EXCHANGE CONTRACTS TO SELL
  22,207,100   Swiss Franc......... 11/5/99      $   (15,383,177)
  19,731,000   Swiss Franc.........11/12/99          (13,678,107)
  18,706,800   Swiss Franc.........12/10/99          (13,006,633)
  18,785,200   Swiss Franc.........12/31/99          (13,090,163)
  10,496,000   Swiss Franc......... 1/18/00           (7,327,866)
  18,305,300   Swiss Franc.........  3/6/00          (12,844,625)
  18,292,300   Swiss Franc......... 3/13/00          (12,844,923)
  42,141,000   Swiss Franc......... 3/27/00          (29,634,744)
  35,362,500   Swiss Franc......... 3/29/00          (24,872,922)
                                                 ----------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(Contract Amount $1,977,528,730)...              $(1,969,502,506)
                                                 ================


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statement of Assets and Liabilities

March 31, 1999


ASSETS
  Investments, at value (Cost $2,185,612,978) (Note 1)
    See accompanying schedule.....................              $2,594,182,157
  Cash and foreign currency (Cost $3,336,516).....                   4,155,388
  Dividends and interest receivable...............                   8,984,646
  Receivable for investment securities sold.......                   4,762,849
  Receivable for Fund shares sold.................                   4,371,980
  Prepaid expenses................................                      18,321
                                                                --------------
           Total Assets...........................               2,616,475,341
                                                                --------------

LIABILITIES
  Payable for Fund shares redeemed................ $14,247,746
  Payable for investment securities purchased.....   8,148,969
  Net unrealized depreciation of forward
    exchange contracts (Note 1)...................   1,952,436
  Investment advisory fee payable (Note 2)........   1,786,317
  Transfer agent fees payable (Note 2)............     137,206
  Custodian fees payable (Note 2).................      96,500
  Accrued expenses and other payables.............     532,196
                                                   -----------
           Total Liabilities......................                  26,901,370
                                                                --------------
NET ASSETS........................................              $2,589,573,971
                                                                ==============

NET ASSETS consist of
  Undistributed net investment income.............              $    7,038,576
  Accumulated net realized gain on securities,
    forward exchange contracts
    and foreign currencies........................                 111,916,063
  Net unrealized appreciation of securities,
    forward exchange contracts, foreign
    currencies and net other assets...............                 406,590,505
  Par value.......................................                      14,324
  Paid-in capital in excess of par value..........               2,064,014,503
                                                                --------------
           Total Net Assets.......................              $2,589,573,971
                                                                ==============

NET ASSET VALUE, offering and redemption price per
  share ($2,589,573,971 / 143,236,350 shares of common
  stock outstanding)..............................                      $18.08
                                                                        ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statement of Operations

For the Year Ended March 31, 1999

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $7,003,850)..  $   57,247,952
  Interest (net of foreign withholding taxes of $176).........       9,513,420
                                                                --------------
           Total Investment Income............................      66,761,372
                                                                --------------
EXPENSES
  Investment advisory fee (Note 2)...............  $31,308,970
  Custodian fees (Note 2)........................    1,237,622
  Administration fee (Note 2)....................    1,042,815
  Transfer agent fees (Note 2)...................      767,007
  Legal and audit fees...........................      103,500
  Directors' fees and expenses (Note 2)..........       49,783
  Amortization of organization costs (Note 5)....        3,785
  Other..........................................      721,493
                                                   -----------
           Total Expenses........................                   35,234,975
                                                                --------------
NET INVESTMENT INCOME............................                   31,526,397
                                                                --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
  Net realized gain on:
    Securities................................................     140,754,141
    Forward exchange contracts................................      52,729,457
    Foreign currencies and net other assets...................       3,682,421
                                                                --------------
  Net realized gain on investments during the year............     197,166,019
                                                                --------------

  Net change in unrealized appreciation (depreciation) of:
    Securities................................................     (96,602,157)
    Forward exchange contracts................................     (80,115,865)
    Foreign currencies and net other assets...................         113,168
                                                                --------------
  Net unrealized depreciation of investments during the year..    (176,604,854)
                                                                --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...............      20,561,165
                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.................................................  $   52,087,562
                                                                ==============
                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statements of Changes in Net Assets


Year               Year

Ended              Ended

3/31/99            3/31/98
                                                                        --------
------      --------------
Net investment income...............................................    $
31,526,397      $   19,920,077
Net realized gain on securities, forward exchange contracts
  and currency transactions during the year.........................
197,166,019         182,967,157
Net unrealized appreciation (depreciation) of securities,
  forward exchange contracts, foreign currencies and
  net other assets during the year..................................
(176,604,854)        356,433,551
                                                                        --------
------      --------------
Net increase in net assets resulting from operations................
52,087,562         559,320,785
Distributions:
  Dividends to shareholders from net investment income..............
(51,902,775)        (87,707,202)
  Dividends in excess of net investment income......................
--          (8,964,368)
  Distributions to shareholders from net realized gain on
    investments.....................................................
(135,825,791)        (54,368,991)
Net increase in net assets from Fund share transactions (Note 4)....
197,274,233         678,450,026
                                                                        --------
------      --------------
Net increase in net assets..........................................
61,633,229       1,086,730,250
NET ASSETS
Beginning of year...................................................
2,527,940,742       1,441,210,492
                                                                        --------
------      --------------
End of year (including undistributed net investment income
  of $7,038,576 and $16,475,676, respectively)......................
$2,589,573,971      $2,527,940,742

==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Financial Highlights

For a Fund share outstanding throughout each year.

                                                    Year           Year
Year           Year           Year
                                                   Ended          Ended
Ended          Ended          Ended
                                                  3/31/99        3/31/98
3/31/97        3/31/96(a)     3/31/95
                                                ----------     ----------      -
---------       ----------    --------
Net asset value, beginning of year...........   $    18.98     $    15.46      $
14.28       $  11.52      $  12.26
                                                ----------     ----------      -
---------       --------      --------
Income from investment operations:
Net investment income (b)....................         0.23           0.26
0.12           0.15          0.10
Net realized and unrealized gain
  (loss) on investments......................         0.24           4.62
2.18           2.81         (0.68)
                                                ----------     ----------      -
---------       --------      --------
         Total from investment operations....         0.47           4.88
2.30           2.96         (0.58)
                                                ----------     ----------      -
---------       --------      --------
Distributions:
  Dividends from net investment income........       (0.38)         (0.79)
(0.19)            --            --
  Dividends in excess of net
    investment income.........................          --          (0.08)
(0.36)            --            --
  Distributions from net realized gains.......       (0.99)         (0.49)
(0.57)         (0.05)        (0.06)
Distributions in excess of net
  realized gains..............................          --             --
--          (0.15)        (0.10)
                                                ----------     ----------      -
---------       --------      --------
         Total distributions..................       (1.37)         (1.36)
(1.12)         (0.20)        (0.16)
                                                ----------     ----------      -
---------       --------      --------
Net asset value, end of year..................  $    18.08     $    18.98      $
15.46       $  14.28      $  11.52
                                                ==========     ==========
==========       ========      ========
Total return (c)..............................        3.03%         33.09%
16.66%         25.88%        (4.74)%
                                                ==========     ==========
==========       ========      ========
Ratios/Supplemental Data:
Net assets, end of year (in 000's)............  $2,589,574     $2,527,941
$1,441,210       $950,911      $655,035
Ratio of operating expenses to
  average net assets (d)......................        1.41%          1.42%
1.58%          1.60%         1.65%
Ratio of net investment income
  to average net assets.......................        1.26%          1.05%
0.73%          1.15%         1.08%
Portfolio turnover rate.......................          23%            16%
20%            17%           16%
------------

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were $0.26 and $0.11, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratio before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were 1.43% and 1.58%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

1. Significant Accounting Policies

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio Valuation. Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the I nvestment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     Repurchase Agreements. The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund see ks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Foreign Currency. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exc hange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Forward Exchange Contracts. The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal Income Taxes. The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. Investment Advisory Fee, Other Related Party Transactions and
   Administration Fee

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

     The current and retired general partners and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $40.7 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                            Fees on Assets
                             -----------------------------------------------
                                                Between
                                 Up to       $500 Million and     Exceeding
                              $500 Million      $1 Billion       $1 Billion
 ---------------------------------------------------------------------------
 Administration Fees             0.06%            0.04%             0.02%
 ---------------------------------------------------------------------------
                                 Up to           Exceeding
                              $100 Million     $100 Million
 ---------------------------------------------------------------------------
 Accounting Fees                 0.03%            0.01%
 ---------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services. From time to time, the Administrator may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1999, the Administrator did not waive any administrative fees.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). First Data Investor Services Group, Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3. Securities Transactions

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 1999, aggregated $818,186,260 and $545,726,790, respectively.

     At March 31, 1999, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $590,050,617 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $211,061,326.

4. Capital Stock

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                 --------------------------------------------------------------
                      Year Ended 3/31/99               Year Ended 3/31/98
                 --------------------------------------------------------------
                    Shares          Amount           Shares          Amount
-------------------------------------------------------------------------------
Sold              68,156,263   $ 1,217,805,048     58,530,975    $1,007,774,368
Reinvested        10,128,684       170,060,040      8,222,804       133,167,149
Redeemed         (68,246,032)   (1,190,590,855)   (26,794,022)     (462,491,491)
-------------------------------------------------------------------------------
Net increase      10,038,915   $   197,274,233     39,959,757    $  678,450,026
-------------------------------------------------------------------------------

5. Organization Costs

     The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption. At March 31, 1999, all such costs have been fully amortized.

6. Foreign Securities

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7. Line of Credit

     Effective October 1, 1996, the Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund and the Tweedy, Browne American Value Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; however, the total credit available to the Fund and the Tweedy, Browne American Value Fund is $50 million. Interest is payable at the bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Fund and the Tweedy, Browne American Value Fund pay a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1999, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE GLOBAL VALUE FUND

Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

     We have audited the accompanying statement of assets and liablities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 1999

TWEEDY, BROWNE GLOBAL VALUE FUND

Tax Information (unaudited)


Year Ended March 31, 1999

     For the fiscal year ended March 31, 1999, the amount of long-term capital gain designated by the Fund was $106,373,560, which is taxable as a 20% rate gain for Federal income tax purposes.

     Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1999, 6.06% qualify for the dividend received deduction available to corporate shareholders.

TWEEDY, BROWNE AMERICAN VALUE FUND
Portfolio Highlights
March 31, 1999

               Hypothetical Illustration of $10,000 Invested in
                    Tweedy, Browne American Value Fund vs.
               Standard & Poor's 500 Stock Index ("S&P 500") and
               Morningstar Mid-Cap Value Funds ("MMCV") Average
                            12/8/93 through 3/31/99


[GRAPH GOES HERE]


The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

MMCV Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.

Index and Average information is available at month end only; therefore, the closest month end to inception date of the Fund, November 30, 1993, has been used.


--------------------------------------------------------------------------------
-------------------
     AVERAGE ANNUAL TOTAL RETURN*                                  AGGREGATE
TOTAL RETURN*
     ----------------------------                                  -------------
---------
                                                                       Year
Inception
                                   Without                            Ended
(12/8/93)-
The Fund                  Actual   Waivers**                         3/31/99
3/31/99
--------                  ------   ---------                         -------   -
---------
Inception (12/8/93)
  through 3/31/99         18.57%     18.37%                The Fund   (1.09)%
147.15%
Year Ended 3/31/99        (1.09)%    (1.11)%               S&P 500    18.49%
212.14%
                                                           MMCV       (9.79)%
94.70%
--------------------------------------------------------------------------------
-------------------
Note: The performance shown represents past performance and is not a guarantee of future results.
      The Fund's share price and investment return will vary with market conditions, and the
      principal value of shares, when redeemed, may be more or less than original cost.
    * Assumes the reinvestment of all dividends and distributions.
   ** See Note 2 to Financial Statements.


TWEEDY, BROWNE AMERICAN VALUE FUND
Perspective On Assessing Investment Results
March 31, 1999

     In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market indexes, including the Standard & Poor's 500 Stock Index (the "S&P 500"). However, the historical results of the S&P 500 in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13

TWEEDY, BROWNE AMERICAN VALUE FUND
Perspective On Assessing Investment Results

years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-DOMESTIC-74.6%
              Advertising-0.2%
      6,680   Grey Advertising Inc..............................  $  2,317,543
                                                                  ------------

              Apparel/Textiles-0.0%++
     45,900   Chic by H.I.S. Inc.+..............................       109,013
                                                                  ------------

              Automotive Parts-1.7%
    739,000   Dollar Thrifty Automotive Group Inc.+.............    12,747,750
    170,400   Standard Motor Products Inc.......................     3,525,150
     95,300   Standard Products Company.........................     1,548,625
      5,200   Woodward Governor Company.........................       129,838
                                                                  ------------
                                                                    17,951,363
                                                                  ------------
              Banking-11.8%
     45,300   BancFirst Corporation.............................     1,585,500
    252,898   Bank One Corporation..............................    13,925,196
     20,400   Cape Cod Bank & Trust Company.....................       331,500
    541,814   Chase Manhattan Corporation.......................    44,056,251
    112,650   Comerica Inc......................................     7,033,584
      4,500   Community Financial Group-Bank of Nashville.......        57,656
     20,400   First Mortgage Corporation+.......................        89,250
     50,850   Mercantile Bancorp Inc............................     2,415,375
     43,342   Mid-America Bancorp...............................     1,064,588
     18,000   Peoples Bank Corporation of Indianapolis..........       654,750
    246,700   PNC Bank Corporation..............................    13,707,269
    802,520   Popular Inc.......................................    24,802,884
    118,000   Republic New York Corporation.....................     5,442,750
    360,000   Wells Fargo & Company.............................    12,622,500
                                                                  ------------
                                                                   127,789,053
                                                                  ------------
              Basic Industries-4.5%
    298,600   ACX Technologies Inc.+............................     3,919,125
    219,200   Alamo Group Inc...................................     1,726,200
    141,700   Gorman-Rupp Company...............................     2,214,063
    724,000   Rayonier Inc......................................    29,005,250
     70,200   Sequa Corporation, Class A+.......................     3,527,550
     66,000   Tecumseh Products Company, Class A................     3,339,188
     66,100   Tecumseh Products Company, Class B................     3,061,256
     78,000   Tremont Corporation...............................     1,374,750
                                                                  ------------
                                                                    48,167,382
                                                                  ------------
              Business and Commercial Services-1.3%
    716,000   Harland (John H.) Company.........................     9,263,250
     24,400   HUB Group Inc., Class A+..........................       579,500
      5,200   IIC Industries Inc.+..............................        55,250
     12,500   Paris Corporation.................................        27,734
    198,000   Wallace Computer Services Inc.....................     3,922,875
                                                                  ------------
                                                                    13,848,609
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-DOMESTIC
              Chemicals-1.4%
    680,700   Lilly Industries Inc., Class A....................  $ 10,508,306
    232,900   Oil-Dri Corporation of America....................     3,391,606
     77,500   Stepan Chemical Company...........................     1,724,375
                                                                  ------------
                                                                    15,624,287
                                                                  ------------
              Consumer Non-Durables-6.1%
    142,400   Bairnco Corporation...............................       676,400
    130,400   Coca-Cola Bottling Company........................     7,220,900
    209,200   EKCO Group Inc.+..................................       706,050
    347,500   M & F Worldwide Corporation+......................     2,432,500
    869,470   Philip Morris Companies Inc.......................    30,594,476
    910,900   UST Inc...........................................    23,797,263
     57,200   Village Super Market Inc., Class A+...............       818,675
                                                                  ------------
                                                                    66,246,264
                                                                  ------------

              Consumer Services-1.9%
    512,900   Jones Intercable Inc., Class A+...................    20,227,494
                                                                  ------------

              Electronic Equipment-0.2%
    100,000   Regal Beloit......................................     1,806,250
                                                                  ------------

              Engineering and Construction-1.9%
     42,700   Devcon International Corporation+.................        70,055
    107,300   Harding Lawson Associates Group Inc.+.............       764,513
    150,500   Hovnanian Enterprises Inc., Class A+..............     1,128,750
     22,900   Liberty Homes Inc., Class A.......................       226,138
     10,000   Liberty Homes Inc., Class B.......................       113,750
     51,300   M/I Schottenstein Homes Inc.......................       910,575
    162,800   Oakwood Homes Corporation.........................     2,289,375
     13,700   Oriole Homes Corporation, Class A+................        27,400
     64,437   Oriole Homes Corporation, Class B+................       118,806
    269,000   RDO Equipment Company, Class A+...................     2,421,000
    309,621   Ryland Group Inc..................................     7,837,282
    271,300   Standard-Pacific Corporation......................     3,492,988
    158,000   Washington Homes Inc.+............................       809,750
                                                                  ------------
                                                                    20,210,382
                                                                  ------------
              Financial Services-17.5%
    382,230   American Express Company..........................    44,912,025
    885,300   Credit Acceptance Corporation+....................     5,062,809
    789,380   Federal Home Loan Mortgage Corporation............    45,093,333
    543,500   Household International Inc.......................    24,797,188
     41,600   Kent Financial Services Inc.+.....................       156,000
     30,000   Letchworth Independent Bancshares Corporation.....       406,875
    632,700   MBIA Inc..........................................    36,696,600
    142,000   Morgan, (J.P.) & Company Inc......................    17,519,250
    756,000   Phoenix Duff & Phelps Corporation.................     6,520,500
    109,030   ReliaStar Financial Corporation...................     4,647,404
     29,800   Value Line Inc....................................     1,029,031
     39,004   Whitney Holding Corporation.......................     1,439,491
                                                                  ------------
                                                                   188,280,506
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-DOMESTIC
              Food and Beverages-1.5%
    950,050   Panamerican Beverages Inc., Class A...............  $ 16,685,253
                                                                  ------------

              Furniture-1.1%
     29,900   Flexsteel Industries Inc..........................       396,175
     75,000   HON Industries Inc................................     1,645,313
    152,350   O' Sullivan Corporation...........................     1,256,888
    598,400   O' Sullivan Industries Holdings Inc.+.............     8,265,400
                                                                  ------------
                                                                    11,563,776
                                                                  ------------

              Health Care-0.7%
    158,500   Angelica Corporation..............................     2,219,000
     33,412   Johnson & Johnson.................................     3,130,287
     45,300   Sola International Inc............................       546,431
    106,600   Spacelabs Medical Inc.+...........................     1,775,556
     10,666   Wyant Corporation+................................        25,998
                                                                  ------------
                                                                     7,697,272
                                                                  ------------

              Insurance-8.7%
     15,200   Allstate Financial Corporation+...................        65,550
    463,500   American Annuity Group Inc........................    10,081,125
     77,400   American Indemnity Financial Corporation..........       967,500
    155,125   American National Insurance Company...............    10,344,898
      8,260   Kansas City Life Insurance Company................       677,320
    488,000   Leucadia National Corporation.....................    14,762,000
     21,600   Merchants Group Inc...............................       456,300
    389,500   MMI Companies Inc.................................     5,988,563
    100,500   NAC Re Corporation................................     5,395,593
    102,500   National Western Life Insurance Company, Class A+.    10,807,344
     31,500   Navigators Group Inc.+............................       442,969
     16,500   RLI Corporation...................................       482,624
    201,000   SCPIE Holdings Inc................................     5,464,688
    379,700   Transatlantic Holdings Inc........................    28,477,500
                                                                  ------------
                                                                    94,413,974
                                                                  ------------

              Investment Companies-0.1%
    190,500   Ampal-American Israel Corporation, Class A+.......       773,906
     10,000   PEC Israel Economic Corporation+..................       301,250
      5,000   Pilgrim America Capital Corporation+..............        95,000
                                                                  ------------
                                                                     1,170,156
                                                                  ------------

              Metals and Metal Products-1.3%
    724,100   ASARCO Inc........................................     9,956,375
     88,700   Lawson Products Inc...............................     1,818,350
     11,900   Mestek Inc.+......................................       226,100
    165,000   Schnitzer Steel Industies Inc.....................     1,974,844
                                                                  ------------
                                                                    13,975,669
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
               COMMON STOCKS-DOMESTIC
               Oil and Gas-0.3%
       5,600   Lufkin Industries Inc............................  $     92,400
      41,460   Matrix Service Company+..........................       136,041
     175,200   Penn Virginia Corporation........................     3,060,525
                                                                  ------------
                                                                     3,288,966
                                                                  ------------
               Real Estate-1.6%
     716,500   American Real Estate Partners L.P.+..............     5,866,344
      26,100   Arizona Land Income Corporation, Class A.........       159,863
     596,700   Castle & Cooke Inc.+.............................     7,980,863
      85,800   Echelon International Corporation Inc.+..........     1,683,825
     102,000   Koger Equity Inc.................................     1,370,625
      13,200   Mays (J.W.) Inc.+................................        99,000
      36,025   Ramco-Gershenson Properties Trust................       574,147
                                                                  ------------
                                                                    17,734,667
                                                                  ------------
               Restaurant Chains-4.7%
   1,106,800   McDonald's Corporation...........................    50,151,875
                                                                  ------------

               Retail-1.9%
     217,000   Discount Auto Parts Inc.+........................     4,665,500
     117,900   EZCORP Inc., Class A.............................       810,562
      90,100   Government Technology Services Inc.+.............       318,166
     654,000   Jan Bell Marketing Inc.+.........................     2,779,500
      39,600   Penney (J.C.) Company Inc........................     1,603,800
     130,100   Swiss Army Brands Inc.+..........................     1,268,475
     182,700   Syms Corporation+................................     1,358,831
     765,600   Value City Department Stores Inc.+...............     7,464,600
                                                                  ------------
                                                                    20,269,434
                                                                  ------------
               Technology-0.0%++
      44,600   Astrosystems Inc.+...............................       132,406
                                                                  ------------

               Telecommunications-1.2%
      93,600   Commonwealth Telephone Enterprises Inc.+.........     3,460,275
     280,800   RCN Corporation+.................................     9,433,125
      15,300   TCI International Inc.+..........................        43,748
                                                                  ------------
                                                                    12,937,148
                                                                  ------------

               Transportation/Transportation Services-3.0%
     636,400   GATX Corporation.................................    20,961,425
      53,100   KLLM Transport Services Inc.+....................       331,874
      53,600   Maritrans Inc....................................       308,200
     800,000   Wisconsin Central Transportation Corporation+....    10,625,000
                                                                  ------------
                                                                    32,226,499
                                                                  ------------
               TOTAL COMMON STOCKS-DOMESTIC
               (Cost $648,732,414)..............................   804,825,241
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-FOREIGN-19.8%
              Finland-0.2%
     18,300   Huhtamaki Group, Class I..........................  $    652,514
     15,500   Kone Corporation, Class B.........................     1,658,028
                                                                  ------------
                                                                     2,310,542
                                                                  ------------
              France-0.0%++
        900   Bongrain SA.......................................       337,829
                                                                  ------------

              Hong Kong-0.3%
  1,210,000   CDL Hotels International Ltd......................       374,734
    478,000   Jardine Strategic Holdings Ltd....................       807,820
  1,506,000   South China Morning Post (Holdings) Ltd...........       835,641
    525,000   Swire Pacific Ltd., Class B.......................       359,055
    182,000   Wing Hang Bank Ltd................................       483,799
                                                                  ------------
                                                                     2,861,049
                                                                  ------------
              Ireland-0.0%++
    202,592   Crean (James) PLC.................................       240,791
                                                                  ------------

              Japan-7.4%
     56,000   Agro-Kanesho Company Ltd..........................       425,622
     63,000   Aichi Electric Company Ltd........................       101,084
     93,600   Aiful Corporation.................................     6,378,854
     67,000   Amatsuji Steel Ball Manufacturing Company.........       565,807
    104,000   Belluna Company Ltd...............................     1,396,445
     33,000   CCI Corporation...................................       211,797
      1,000   Charle Company....................................         9,289
     89,000   Chiyoda Company...................................       736,562
    247,700   Chofu Seisakusho Company..........................     3,154,428
     70,500   Credia Company Ltd................................     1,238,357
    131,000   Daido Metal Company...............................       383,879
    140,000   Danto Corporation.................................       667,990
    179,000   Denkyosha.........................................       793,607
     61,000   Denyo Company Ltd.................................       399,232
     93,000   Fuji Coca-Cola Bottling Company...................     1,162,353
     76,800   Fuji Photo Film Company Ltd., ADR.................     2,889,600
     17,000   Fuji Photo Film Ltd...............................       643,162
    326,000   Fujitec Company Ltd...............................     2,648,414
    293,000   Fukuda Denshi.....................................     4,750,749
    275,000   Gakken Company Ltd+...............................       325,127
    206,000   Hitachi Koki Company Ltd..........................       607,136
     78,000   Hitachi Medical Corporation.......................       876,730
    109,000   Inaba Denkisangyo Company Ltd.....................     1,123,000
     16,000   Kansai Paint Company Ltd..........................        42,427
    112,000   Katsuragawa Electric Company......................       633,704
    262,000   Kawagishi Bridge Works............................       683,680
    130,000   Koito Manufacturing...............................       621,374
     53,000   Koyosha Inc.......................................       172,318
    389,000   Mandom Corporation................................     4,533,378

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-FOREIGN
              Japan-(Continued)
     95,000   Matsumoto Yushi-Seiyaku Company...................  $  1,909,386
     19,000   Matsushita Electric Industrial Company............       370,646
     44,000   Meito Sangyo Company..............................       423,595
     91,000   Mitsubishi Pencil Company Ltd.....................       629,388
    200,000   Morito............................................       895,157
     58,000   Nankai Plywood Company Ltd........................       248,330
    107,000   Nippon Cable System...............................       826,796
    118,000   Nippon Konpo Unyu Soko............................       832,074
     19,000   Nissie Plastic Industrial Company Ltd.............       116,970
     48,300   Nissin Company Ltd................................     1,419,449
     52,000   Nitto FC Company..................................       180,045
     72,000   Oak...............................................        96,069
    116,000   Osaka Steel Company Ltd...........................       425,149
    185,000   Prospect Japan Fund Ltd...........................     1,259,850
    119,000   Riken Vitamin.....................................     1,256,175
     19,000   Sangetsu Company Ltd..............................       304,860
     31,000   Sanko Sangyo Company..............................       235,612
    130,600   Sanyo Shinpan Finance Company Ltd.................     5,558,620
     63,800   Shikoku Coca-Cola Bottling........................       969,810
     82,000   Shinki Company Ltd................................     1,378,034
    192,000   Shionogi & Company Ltd............................     1,686,273
     73,000   SK Kaken Company Ltd..............................     1,091,162
    220,000   Sonton Food Industry..............................     2,006,503
    196,000   Sotoh Company Ltd.................................       993,117
    125,900   Sysmex Corporation................................     1,956,306
    186,000   Tachi-S...........................................       863,911
    103,700   Takefuji Corporation..............................     7,969,176
      1,000   Takigami Steel Construction Company Ltd...........         2,584
    141,000   Teikoku Hormone Manufacturing Company.............     1,166,913
    111,000   Tomita Electric Company Ltd.......................       379,639
     10,000   Torii Company Ltd.................................        31,246
    162,000   Torishima Pump Manufacturing......................       633,417
     64,000   Toso Company Ltd..................................       189,165
     78,000   Toyo Technical Company Ltd........................       461,090
    188,000   Tsubaki Nakashima Company Ltd.....................     1,262,171
    220,800   Tsuchiya Home Company.............................       885,699
    214,000   U-Shin............................................       679,509
     45,000   Zojirushi.........................................       288,815
                                                                  ------------
                                                                    80,058,816
                                                                  ------------
              Malaysia-0.1%
    485,000   Star Publications (Malaysia)......................       455,525
                                                                  ------------

              Netherlands-1.6%
    218,600   Akzo Nobel NV, Sponsored ADR......................     8,115,525
     21,000   European Vinyls Corporation International NV......       152,026
     36,500   Holdingmaatschappij de Telegraaf NV...............       920,885

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-FOREIGN
              Netherlands-(Continued)
    120,800   Unilever NV, ADR..................................  $  8,025,650
                                                                  ------------
                                                                    17,214,086
                                                                  ------------
              Singapore-0.4%
    518,000   Cycle & Carriage Ltd..............................     2,190,211
    264,000   Fraser & Neave Ltd................................       940,400
    266,000   Overseas Union Bank Ltd...........................       939,820
     94,800   Robinson and Company Ord..........................       252,580
                                                                  ------------
                                                                     4,323,011
                                                                  ------------
              Spain-0.0%++
     32,000   Unipapel SA.......................................       414,912
                                                                  ------------

              Sweden-4.7%
    804,300   Pharmacia & Upjohn Inc., Depository Shares........    50,629,867
                                                                  ------------

              Switzerland-3.0%
      3,650   Compagnie Financiere Richemont AG.................     6,077,157
      2,000   Edipresse SA, Bearer..............................       460,237
    269,000   Nestle SA, Registered, ADR........................    24,478,542
     10,666   Novartis AG, ADR..................................       866,635
                                                                  ------------
                                                                    31,882,571
                                                                  ------------
              United Kingdom-2.1%
    875,000   British Steel Ord.................................     1,804,148
    315,000   Caradon PLC.......................................       693,979
    274,000   Carclo Engineering Group PLC......................       515,205
    445,000   Dowding & Mills PLC...............................       323,203
     61,145   Elementis PLC.....................................        91,780
    163,670   Glaxo Wellcome PLC, Units, Sponsored ADR..........    10,955,661
    142,000   Hardys & Hansons PLC..............................       574,116
     41,711   HSBC Holdings.....................................     1,328,254
    189,385   McAlpine (Alfred) PLC.............................       519,634
     50,000   Molins PLC........................................       110,962
    508,505   Pilkington PLC....................................       677,099
     93,333   Rexam PLC.........................................       309,564
     63,800   SmithKline Beecham PLC, Units, ADR................     4,561,700
    131,579   Thistle Hotels PLC................................       355,717
                                                                  ------------
                                                                    22,821,022
                                                                  ------------
              TOTAL COMMON STOCKS-FOREIGN
              (Cost $156,723,872)...............................   213,550,021
                                                                  ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
    Face                                                              Value
    Value                                                            (Note 1)
    -----                                                            --------
              COMMERCIAL PAPER-1.9%
              (Cost $20,000,000)
$20,000,000   General Electric Capital Corporation,
              5.060% due 4/1/99..............................  $    20,000,000
                                                               ---------------

              U.S. TREASURY BILL-0.1%
              (Cost $966,594)
  1,000,000   4.501%** due 1/6/00............................          965,620
                                                               ---------------

              REPURCHASE AGREEMENT-1.6%
              (Cost $17,230,000)
 17,230,000   Agreement with UBS Securities Inc., 4.880%
              dated 3/31/99, to be repurchased at
              $17,232,336 on 4/1/99, collateralized by
              $17,209,000 U.S. Treasury Notes,
              6.000% due 2/15/26 (market value
              $17,483,268)...................................       17,230,000
                                                               ---------------

TOTAL INVESTMENTS (Cost $843,652,880*).............  98.0%       1,056,570,882
OTHER ASSETS AND LIABILITIES (Net).................   2.0           21,643,609
                                                    -----      ---------------
NET ASSETS......................................... 100.0%     $ 1,078,214,491
                                                    =====      ===============

-----------
 * Aggregate cost for Federal tax purposes was $849,570,415.
** Rate represents annualized yield at date of purchase (unaudited).
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR   American Depository Receipt
Ord   Ordinary Shares


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Schedule of Forward Exchange Contracts

March 31, 1999

                                                  Contract         Market
                                                    Value          Value
    Contracts                                       Date          (Note 1)
    ---------                                     --------     -------------

FORWARD EXCHANGE CONTRACTS TO BUY
    1,234,088  European Economic Union Euro....    4/23/99     $  1,335,140
      894,964  European Economic Union Euro....     6/8/99          970,829
      442,945  European Economic Union Euro....    6/17/99          480,741
      339,067  European Economic Union Euro....    8/27/99          435,013
    1,299,206  European Economic Union Euro....    11/5/99        1,422,683
    5,075,350  European Economic Union Euro....   12/10/99        5,570,765
      558,989  Great Britain Pound Sterling....    7/23/99          901,708
  172,000,000  Japanese Yen....................     5/6/99        1,460,092
    1,925,298  New Zealand Dollar..............     6/8/99        1,030,567
      928,333  New Zealand Dollar..............    1/18/00          497,906
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY                        ------------
(Contract Amount $14,502,408).................                 $ 14,105,444
                                                               ============
FORWARD EXCHANGE CONTRACTS TO SELL
    1,234,088  European Economic Union Euro....    4/23/99     $ (1,335,140)
      894,964  European Economic Union Euro....     6/8/99         (970,829)
      442,945  European Economic Union Euro....    6/17/99         (480,741)
      339,067  European Economic Union Euro....    8/27/99         (435,013)
    1,299,206  European Economic Union Euro....    11/5/99       (1,422,683)
    5,075,350  European Economic Union Euro....   12/10/99       (5,570,765)
      840,401  European Economic Union Euro....   12/23/99         (923,237)
    1,792,275  European Economic Union Euro....    3/27/00       (1,981,446)
      373,808  Great Britain Pound Sterling....     6/8/99         (603,045)
      614,893  Great Britain Pound Sterling....     7/2/99         (991,887)
      558,989  Great Britain Pound Sterling....    7/23/99         (901,708)
    4,788,699  Great Britain Pound Sterling....   12/23/99       (7,732,646)
      968,230  Great Britain Pound Sterling....    1/18/00       (1,563,951)
    1,537,515  Great Britain Pound Sterling....    2/11/99       (2,484,206)
    1,240,156  Great Britain Pound Sterling....     3/6/00       (2,004,324)
      306,861  Great Britain Pound Sterling....    3/29/00         (496,081)
    5,553,450  Hong Kong Dollar................    4/23/99         (716,257)
    7,935,500  Hong Kong Dollar................    1/18/00       (1,009,821)
    5,160,675  Hong Kong Dollar................    2/11/00         (655,599)
    3,946,500  Hong Kong Dollar................    3/29/00         (499,693)
    4,070,240  Japanese Yen....................     4/1/99          (34,373)
  681,065,000  Japanese Yen....................    4/23/99       (5,770,701)
1,877,850,000  Japanese Yen....................     5/6/99      (15,940,895)
  912,065,000  Japanese Yen....................     6/8/99       (7,774,840)
  361,530,000  Japanese Yen....................    7/23/99       (3,100,422)
  168,735,000  Japanese Yen....................    11/5/99       (1,468,579)
  817,320,000  Japanese Yen....................   12/10/99       (7,149,051)
  559,500,000  Japanese Yen....................   12/23/99       (4,902,951)
  685,503,000  Japanese Yen....................    2/11/99       (6,049,707)
  692,820,000  Japanese Yen....................     3/6/99       (6,134,938)
1,679,400,000  Japanese Yen....................    3/27/99      (14,915,116)

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999
                                                    Contract      Market
                                                     Value        Value
         Contracts                                   Date        (Note 1)
         ---------                                  --------  --------------
FORWARD EXCHANGE CONTRACTS TO SELL
        337,230,000        Japanese Yen............  3/29/00  $ (2,995,886)
          1,925,298        New Zealand Dollar......   6/8/99    (1,030,566)
            928,333        New Zealand Dollar......  1/18/00      (497,906)
          1,381,840        Singapore Dollar........   6/8/99      (805,025)
          1,599,500        Singapore Dollar........  11/5/99      (942,075)
          1,622,800        Singapore Dollar........ 12/10/99      (957,892)
          1,322,000        Singapore Dollar........  1/18/00      (782,238)
            842,150        Singapore Dollar........  3/27/00      (500,386)
          2,376,000        Swedish Krona...........  6/17/99      (290,547)
         43,579,250        Swedish Krona...........  7/23/99    (5,340,279)
         14,027,380        Swedish Krona...........  8/27/99    (1,722,504)
         32,084,000        Swedish Krona........... 12/10/99    (3,965,466)
         13,875,225        Swedish Krona........... 12/23/99    (1,716,330)
         24,133,500        Swedish Krona...........   1/4/00    (2,987,505)
         15,379,400        Swedish Krona...........  1/18/00    (1,905,502)
         27,097,350        Swedish Krona...........  2/11/00    (3,362,409)
         20,212,500        Swedish Krona...........  3/29/00    (2,515,476)
          1,745,160        Swiss Franc.............  4/23/99    (1,183,939)
          5,381,370        Swiss Franc.............   6/8/99    (3,668,742)
          2,201,850        Swiss Franc.............  7/23/99    (1,508,300)
          2,672,400        Swiss Franc............. 12/10/99    (1,858,090)
          8,050,800        Swiss Franc............. 12/31/99    (5,610,070)
         10,496,000        Swiss Franc.............  1/18/00    (7,327,867)
          8,150,400        Swiss Franc.............  2/11/00    (5,704,656)
          3,511,750        Swiss Franc.............  3/27/00    (2,469,562)
          2,121,750        Swiss Franc.............  3/29/00    (1,492,375)
                                                             -------------
         TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
         (Contract Amount $170,158,834)............          $(169,162,238)
                                                             =============


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Statement of Assets and Liabilities

March 31, 1999

ASSETS
  Investments, at value (Cost $843,652,880) (Note 1)
    See accompanying schedule...........................  $ 1,056,570,882
  Cash and foreign currency (Cost $14,541,433)..........       14,542,119
  Receivable for investment securities sold.............        7,696,792
  Dividends and interest receivable.....................        2,035,095
  Receivable for Fund shares sold.......................        1,269,537
  Net unrealized appreciation of forward exchange
   contracts (Note 1)...................................          599,632
Prepaid expenses........................................            7,396
                                                          ---------------
         Total Assets...................................    1,082,721,453
                                                          ---------------

LIABILITIES
  Payable for Fund shares redeemed...............$ 2,545,220
  Payable for investment securities purchased....    971,250
  Investment advisory fee payable (Note 2).......    641,953
  Transfer agent fees payable (Note 2)...........     77,091
  Custodian fees payable (Note 2)................     13,000
  Accrued expenses and other payables............    258,448
                                                 -----------
         Total Liabilities..............................        4,506,962
                                                          ---------------
NET ASSETS..............................................  $ 1,078,214,491
                                                          ===============
NET ASSETS consist of
  Undistributed net investment income...................  $        29,374
  Accumulated net realized gain on securities, forward
    exchange contracts and foreign currencies...........       22,346,297
  Net unrealized appreciation of securities, forward
    exchange contracts, foreign currencies and net other
    assets..............................................      213,523,309
  Par value.............................................            4,814
  Paid-in capital in excess of par value................      842,310,697
         Total Net Assets...............................  $ 1,078,214,491
                                                          ===============
NET ASSET VALUE, offering and redemption price per
  share ($1,078,214,491 / 48,136,058 shares of common
  stock outstanding)....................................  $         22.40
                                                          ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Statement of Operations

For the Year Ended March 31, 1999

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $349,281)....  $    16,835,642
   Interest....................................................        4,243,339
                                                                 ---------------
            Total Investment Income............................       21,078,981
                                                                 ---------------
EXPENSES
   Investment advisory fee (Note 2)............... $ 13,594,779
   Administration fee (Note 2)....................      437,177
   Transfer agent fees (Note 2)...................      466,894
   Custodian fees (Note 2)........................      204,656
   Legal and audit fees...........................       70,087
   Directors' fees and expenses (Note 2)..........       27,815
   Amortization of organization costs (Note 5)....       12,980
   Other..........................................      444,616
   Waiver of fees by investment adviser (Note 2)..     (121,000)
                                                   ------------
            Total Expenses.....................................       15,138,004
                                                                 ---------------
NET INVESTMENT INCOME..........................................        5,940,977
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3)
   Net realized gain:
       Securities..............................................      29,526,022
       Forward exchange contracts..............................       1,132,217
       Foreign currencies and net other assets.................          66,414
                                                                 --------------
   Net realized gain on investments during the year............      30,724,653
                                                                 --------------
   Net change in unrealized appreciation (depreciation) of:
       Securities..............................................     (50,963,605)
       Forward exchange contracts..............................      (3,506,282)
       Foreign currencies and net other assets.................           4,708
                                                                 --------------
   Net unrealized depreciation of investments during the year..     (54,465,179)
                                                                 --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS................     (23,740,526)
                                                                 --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $  (17,799,549)
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Statements of Changes in Net Assets

Year              Year

Ended              Ended

3/31/99            3/31/98
                                                                              --
-----            -------
Net investment income................................................  $
5,940,977    $     4,232,973
Net realized gain on securities, forward exchange contracts
         and currency transactions during the year...................
30,724,653         15,187,523
Net unrealized appreciation (depreciation) of securities,
         forward exchange contracts, foreign currencies and
         net other assets during the year............................
(54,465,179)       203,651,397
                                                                       ---------
------     --------------
Net increase (decrease) in net assets resulting from operations......
(17,799,549)       223,071,893
Distributions:
         Dividends to shareholders from net investment income........
(7,030,923)        (5,448,502)
         Distributions to shareholders from net realized gain on
                  investments........................................
(12,518,672)       (13,982,759)
Net increase in net assets from Fund share transactions (Note 4).....
104,325,915        465,129,709
                                                                       ---------
------     --------------
Net increase in net assets...........................................
66,976,771        668,770,341
NET ASSETS
Beginning of year....................................................
1,011,237,720        342,467,379
                                                                       ---------
------     --------------
End of year (including undistributed net investment income
     of $29,374 and $1,863,348, respectively)........................  $
1,078,214,491    $ 1,011,237,720

===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Financial Highlights

For a Fund share outstanding throughout each year.


                                            Year       Year         Year
Year      Year
                                            Ended       Ended      Ended
Ended     Ended
                                           3/31/99     3/31/98    3/31/97
3/31/96(a) 3/31/95(a)
                                           -------    --------    -------  -----
----- ----------
Net asset value, beginning of year.........$ 23.04   $    16.22  $   14.29  $
10.71  $    9.71
                                           -------   ----------  ---------  ----
----  ---------
Income from investment operations:
Net investment income (b)..................   0.12         0.11       0.13
0.15       0.13
Net realized and unrealized gain (loss)
     on investments........................  (0.37)        7.31       2.39
3.56       0.93
                                           -------   ----------  ---------  ----
----  ---------
         Total from investment operations..  (0.25)        7.42       2.52
3.71       1.06
                                           -------   ----------  ---------  ----
----  ---------
Distributions:
     Dividends from net investment income..  (0.14)       (0.17)     (0.17)
(0.11)     (0.06)
     Distributions from net realized gains.  (0.25)       (0.43)     (0.42)
(0.02)
                                           -------   ----------  ---------  ----
----  ---------
         Total distributions...............  (0.39)       (0.60)     (0.59)
(0.13)     (0.06)
                                           -------   ----------  ---------  ----
----  ---------
Net asset value, end of year...............$ 22.40   $    23.04  $   16.22  $
14.29  $   10.71
                                           =======   ==========  =========
========  =========
Total return (c)...........................  (1.09)%      46.14%     17.75%
34.70%     11.02
                                           ========  ==========  =========
========  =========
Ratios/Supplemental Data:
Net assets, end of year (in 000's)....... $1,078,214   $1,011,238   $342,467
$201,599    $58,856
Ratio of operating expenses to average
     net assets (d)......................       1.39%        1.39%      1.39%
1.39%      1.74%
Ratio of net investment income to average
     net assets..........................       0.55%        0.69%      0.92%
1.13%      1.25%
Portfolio turnover rate..................         16%           6%        16%
9%         4%

---------------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 were $0.12, $0.11,
    $0.11, $0.12 and $0.11, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 were 1.40%, 1.41%, 1.52%, 1.61% and 1.94%, respectively.

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

1.   Significant Accounting Policies

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio Valuation. Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements


value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     Repurchase Agreements. The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund see ks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Foreign Currency. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements


and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Forward Exchange Contracts. The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal Income Taxes. The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

time, Tweedy Browne may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1999, Tweedy, Browne voluntarily waived fees of $121,000.

     The current and retired general partners and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $31.3 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                             Fees on Assets
                                                Between
                           -----------------------------------------------------
                               Up to        $500 Million and      Exceeding
                           $500 Million        $1 Billion         $1 Billion
--------------------------------------------------------------------------------
Administration Fees            0.06%            0.04%               0.02%
--------------------------------------------------------------------------------
                               Up to          Exceeding
                           $100 Million     $100 Million
--------------------------------------------------------------------------------
Accounting Fees                0.03%             0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1999, Boston Safe did not waive any custody fees. First Data Investor Services Group, Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   Securities Transactions

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 1999, aggregated $299,601,595 and $161,292,069, respectively.

     At March 31, 1999, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $263,849,104 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $56,848,637.

4.   Capital Stock

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                         -------------------------------------------------------
--------
                             Year Ended 3/31/99               Year Ended 3/31/98
                         -------------------------------------------------------
--------
                             Shares           Amount            Shares
Amount
--------------------------------------------------------------------------------
--------
Sold                       24,992,421    $ 560,483,799       29,306,959    $
598,418,949
Reinvested                    771,582       17,467,680          854,761
17,761,820
Redeemed                  (21,518,449)    (473,625,564)      (7,390,306)
(151,051,060)
--------------------------------------------------------------------------------
--------
Net Increase                4,245,554    $ 104,325,915       22,771,414    $
465,129,709
--------------------------------------------------------------------------------
--------

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

5.   Organization Costs

     The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption. At March 31, 1999, all such costs have been fully amortized.

6.   Line of Credit

     Effective October 1, 1996, the Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund and the Tweedy, Browne Global Value Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; however, the total credit available to the Fund and the Tweedy, Browne Global Value Fund is $50 million. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Fund and the Tweedy, Browne Global Value Fund pay a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1999, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

     We have audited the accompanying statement of assets and liablities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                       /s/ Earnst & Young LLP

Boston, Massachusetts
May 7, 1999

TWEEDY, BROWNE AMERICAN VALUE FUND
Tax Information (unaudited)


Year Ended March 31, 1999

     For the fiscal year ended March 31, 1999, the amount of long-term capital gain designated by the Fund was $10,442,851, which is taxable as a 20% rate gain for Federal income tax purposes.

     Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1999, 76.68% qualify for the dividend received deduction available to corporate shareholders.

                           TWEEDY, BROWNE FUND INC.
                      52 Vanderbilt Avenue, NY, NY 10017
                                 800-432-4789

                            PART C: OTHER INFORMATION

Item 23. Exhibits.

(a) (1)           Articles of Incorporation  is incorporated by reference to
Exhibit 1 to  Pre-Effective  Amendment
                  No. 2 to the Registration Statement ("Pre-Effective Amendment
No. 2").

(a)               (2) Articles  Supplementary  is  incorporated  by reference to
                  Exhibit   1  to   Post-Effective   Amendment   No.  1  to  the
                  Registration Statement ("Post-Effective Amendment No. 1").

(b)               By-Laws is incorporated by reference to Exhibit 2 to Pre-
Effective Amendment No. 2.

(c)               Not Applicable.

(d) (1)           Specimen  Certificate  for the Tweedy,  Browne Global Value
Fund is  incorporated by reference to
                  Exhibit 4 to Pre-Effective Amendment No. 2.

(d) (2)           Specimen  Certificate for the Tweedy,  Browne American Value
Fund is incorporated by reference to
                  Exhibit  4 to  Post-Effective  Amendment  No. 3 to the
Registration  Statement  ("Post-Effective
                  Amendment No. 3").

(d) (3)           Advisory  Agreement  between  Registrant  and Tweedy,  Browne
Company L.P.  dated  June 2,  1993
                  relating to the Tweedy,  Browne  Global Value Fund is
incorporated  by reference to Exhibit 5 to
                  Pre-Effective Amendment No. 2.

(d) (4)           Advisory  Agreement between  Registrant and Tweedy,  Browne
Company L.P. dated  December 8,  1993
                  relating to the Tweedy,  Browne  American Value Fund is
incorporated by reference to Exhibit 5(b)
                  to the Registration Statement ("Post-Effective Amendment No.
5").

(d) (5)           Advisory  Agreement  between  Registrant  and Tweedy,  Browne
Company LLC dated  October 9, 1997
                  relating to the Tweedy,  Browne  Global Value Fund is
incorporated  by reference to Exhibit 5(c)
                  to the Registration Statement ("Post-Effective Amendment No.
8").

(d) (6)           Advisory  Agreement  between  Registrant  and Tweedy,  Browne
Company LLC dated  October 9,  1997
                  relating to the Tweedy,  Browne  American Value Fund is
incorporated by reference to Exhibit 5(d)
                  to the Registration Statement ("Post-Effective Amendment No.
8").

(d) (7)           Form of Advisory  Agreement  between  Registrant  and Tweedy,
Browne Company LLC relating to the
                  Tweedy,  Browne  Global Value Fund and Tweedy,  Browne
American  Value Fund is  incorporated  by
                  reference to Exhibit 5(e) to the Registration Statement
("Post-Effective Amendment No. 8").

(e) (1)           Distribution  Agreement  between  Registrant and Tweedy,
Browne Company L.P. dated June 3,  1993
                  relating to the Tweedy,  Browne  Global Value Fund is
incorporated  by reference to Exhibit 6 to
                  Pre-Effective Amendment No. 2.

(e) (2)           Distribution  Agreement  between  Registrant and Tweedy,
Browne  Company L.P. dated  December 8,
                  1993 relating to the Tweedy,  Browne  American Value Fund is incorporated by reference to Exhibit
                  6(b) to Post-Effective Amendment No. 5.

 (e) (3)          Distribution  Agreement between  Registrant and Tweedy,
Browne Company LLC dated October 9, 1997
                  relating to the Tweedy,  Browne Global Value Fund is
incorporated  by reference to  Exhibit 6(c)
                  to the Registration Statement ("Post-Effective Amendment No.
8").

 (e) (4)          Distribution  Agreement between Registrant and Tweedy,  Browne
Company LLC dated October 9,  1997
                  relating to the Tweedy,  Browne  American Value Fund is
incorporated by reference to Exhibit 6(d)
                  to the Registration Statement ("Post-Effective Amendment No.
8").

 (f)              Not Applicable.

(g) (1)           Custody  Agreement  between  Registrant  and Boston Safe
Deposit and Trust  Company dated June 2,
                  1993 relating to the Tweedy,  Browne Global Value Fund is
incorporated by reference to Exhibit 8
                  to Pre-Effective Amendment No. 2.

(g) (2)           Amended and  Restated  Custody  Agreement  between  Registrant and Boston Safe Deposit and Trust
                  Company  relating to the Tweedy,  Browne Global Value Fund and the Tweedy,  Browne American Value
                  Fund dated  December 8,  1993 is  incorporated  by reference to Exhibit  8(b) to  Post-Effective
                  Amendment No. 3.

(g) (3)           First  Amendment to the Amended and Restated  Custody
Agreement  between  Registrant  and Boston
                  Safe Deposit & Trust  Company  relating to the Tweedy,  Browne
Global Value Fund and the Tweedy,
                  Browne American Value Fund dated  December 31,  1996 is
incorporated by reference to Exhibit 8(c)
                  to Post-Effective Amendment No. 7.

(h) (1)           Transfer Agent  Agreement  between  Registrant  and Unified
Advisers,  Inc.  dated June 2,  1993
                  relating to the Tweedy,  Browne  Global Value Fund is
incorporated  by reference to Exhibit 9 to
                  Pre-Effective Amendment No. 2.

(h) (2)           Transfer Agent Agreement between  Registrant and Unified
Advisers,  Inc. relating to the Tweedy,
                  Browne Value Fund is  incorporated by reference to Exhibit
9(b) to  Post-Effective  Amendment No.
                  3.

(h) (3)           Transfer Agent Agreement  between  Registrant and First Data
Investor  Services Group, Inc. dated
                  May 9,  1997,  relating to the Tweedy,  Browne Global Value
Fund and the Tweedy,  Browne American
                  Value Fund is incorporated by reference to Exhibit 9(c) to
Post-Effective Amendment No. 7.

(h) (4)           Administration  Agreement between Registrant and The Boston
Company Advisors,  Inc. dated June 2,
                  1993 relating to the Tweedy,  Browne Global Value Fund is
incorporated by reference to Exhibit 9
                  to Pre-Effective Amendment No. 2.

(h) (5)           Amended  and  Restated  Administration  Agreement  between
Registrant  and  The  Boston  Company
                  Advisors,  Inc. relating to the Tweedy,  Browne Global Value
Fund and the Tweedy, Browne American
                  Value  Fund  dated   December 8,   1993  is   incorporated
by  reference  to  Exhibit  9(d)  to
                  Post-Effective Amendment No. 3.

(h) (6)           Amendment  No. 1 to the Amended and Restated  Administration
Agreement  between  Registrant  and
                  First Data Investor  Services Group,  Inc.  relating to the
Tweedy,  Browne Global Value Fund and
                  the Tweedy,  Browne American Value Fund dated  February 15,
1997 is incorporated by reference to
                  Exhibit 9(f) to Post-Effective Amendment No. 7.

(i) Opinion and Consent of Miles & Stockbridge is incorporated by reference to Exhibit 10 to
                  Post-Effective Amendment No. 1.


(j) Consent of Ernst & Young LLP, independent auditors is filed herewith.


(k)               Not Applicable.

(l) (1) Purchase Agreement dated June 2, 1993 relating to the initial capital for the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 13 to Post-Effective
                  Amendment No. 3.

(l) (2)           Purchase  Agreement  relating to the initial  capital for the
Tweedy,  Browne American Value Fund
                  is  incorporated  by  reference  to  Exhibit  13  to   Post-
Effective   Amendment  No. 4  to  the
                  Registration Statement.

(m)               None.


(n)               Not Applicable.


(o)               None.

Item 24. Persons Controlled by or Under Common Control with Registrant.

                  No person is controlled by the Registrant.

Item 25. Indemnification.

                  Under Registrant's Articles of Incorporation and By-Laws, as amended, the Directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant's Articles of Incorporation, as amended, provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no Director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant's Articles of Incorporation, as amended, also provide that no amendment of the Registrant's Articles of Incorporation, as amended, or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

                  The Investment Advisory Agreements and Distribution Agreements contain provisions requiring indemnification of the Registrant's investment advisor and principal underwriter by the Registrant.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to Directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

                  See "Management of the Funds" in the Prospectus regarding the business of Tweedy, Browne Company LLC (the "Investment Adviser"). The Investment Adviser also acts as the adviser for the following investment company: Tweedy, Browne Global Value Fund, Inc. The address of the Investment Adviser is 52 Vanderbilt Avenue, New York, New York 10017. Set forth below is a list of each Managing Director of the Investment Adviser.

  NAME                                EMPLOYMENT

  Christopher H. Browne                Associated  with  the  Investment
Adviser  since  1969.  He  is a  managing
                                       director of the Investment  Adviser,  and
a general partner of TBK Partners,
                                       L.P. and Vanderbilt  Partners,  L.P.  Mr.
Browne  serves as a Trustee of the
                                       University of  Pennsylvania  and sits on
its Investment  Committee;  he is a
                                       member of The  Board of  Trustees  of The
Rockefeller  University.  He also
                                       serves on the Faculty  Advisory
Committee of The Kennedy  School at Harvard
                                       University's  program in  behavioral
finance,  and is a Director of Tweedy,
                                       Browne  Fund Inc.  He is a frequent
speaker on  behavioral  psychology  and
                                       financial  decision  making  as  it
relates  to  international   investing.
                                       Mr. Browne holds a B.A. degree from the
University of Pennsylvania.

  William H. Browne                    Associated  with  the  Investment
Adviser  since  1978.  He  is a  managing
                                       director of the Investment  Adviser,  and
a general partner of TBK Partners,
                                       L.P. and Vanderbilt  Partners,  L.P.,
both private investment  partnerships.
                                       He also  serves as a Director  of
Fairfield  Aerospace  Corp.  and  Dornier
                                       Lufthart  GmbH.  Additionally,  he is a
Trustee of Colgate  University.  Mr.
                                       Browne holds the degrees of B.A.  from
Colgate  University  and M.B.A.  from
                                       Trinity College in Dublin, Ireland.

  John D. Spears                       Associated  with  the  Investment
Adviser  since  1974.  He  is a  managing
                                       director of the Investment  Adviser,  and
a general partner of TBK Partners,
                                       L.P.  and  Vanderbilt  Partners,  L.P.
Previously,   he  had  been  in  the
                                       investment  business  for five years with
Berger,  Kent  Associates;  Davic
                                       Associates;  and  Hornblower  &  Weeks-
Hemphill,  Noyes  &  Co.  Mr.  Spears
                                       studied  at  the  Babson  Institute  of
Business   Administration,   Drexel
                                       Institute of Technology  and the
University of  Pennsylvania  - The Wharton
                                       School.

  Thomas H. Shrager                    Associated  with  the  Investment
Adviser  since  1989.  He  is a  managing
                                       director of the  Investment  Adviser.
Previously,  he worked in mergers and
                                       acquisitions  at Bear  Stearns,  and as a
consultant  for Arthur D. Little.
                                       Mr. Shrager holds the degrees of B.A. and
M.I.A. from Columbia University.

  Robert Q. Wyckoff, Jr.               Associated  with  the  Investment
Adviser  since  1991.  He  is a  managing
                                       director  of  the  Investment  Adviser.
Prior  to  joining  the  Investment
                                       Adviser,  he  held  positions  with
Bessemer  Trust,  C.J.  Lawrence,   J&W
                                       Seligman,  and  Stillrock  Management.
Mr. Wyckoff  received  a  B.A.  from
                                       Washington  & Lee  University  and a J.D.
from the  University  of  Florida
                                       School of Law.

Item 27.          Principal Underwriters.

                  (a) Tweedy, Browne Value Fund (SICAV) offshore fund series not offered to U.S. persons.

                  (b)      Not Applicable.

                  (c)      Not Applicable.

Item 28. Location of Accounts and Records.

                  All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Administrator at 101 Federal Street, Boston, Massachusetts 02110 or at the offices of the Adviser at 52 Vanderbilt Avenue, New York, New York 10017.

Item 29. Management Services.

                  Not Applicable.

Item 30. Undertakings.

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 11 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 30th day of July, 1999.

                                                TWEEDY, BROWNE FUND INC.

                                                By:CHRISTOPHER H. BROWNE
                                                     Christopher H. Browne
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                                     Title
Date


CHRISTOPHER H. BROWNE                                Chairman of the Board,
July 30, 1999
Christopher H. Browne                                President and Director


WILLIAM H. BROWNE                                    Treasurer
July 30, 1999
William H. Browne


BRUCE A. BEAL                                        Director
July 30, 1999
Bruce A. Beal

                                                     Director
Arthur Lazar


RICHARD B. SOLOMON                                   Director
July 30, 1999
Richard B. Salomon


ANTHONY H. MEYER                                     Director
July 30, 1999
Anthony H. Meyer

                                                   EXHIBIT INDEX


         Exhibit #         Description


         11                Consent of Ernst & Young LLP, independent auditors